                                  July 23, 2001





                            SEVEN SEAS PETROLEUM INC
                                 (as Mortgagor)


                          CHESAPEAKE ENERGY CORPORATION
                                 (as Mortgagee)




                      ------------------------------------
                           LEGAL MORTGAGE OVER SHARES






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THIS DEED OF MORTGAGE ("Deed of Mortgage") is made as of July 23, 2001

BETWEEN

(1) SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares, the registered office of which is at Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (the "Mortgagor"); and

(2) CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation, whose principal place of business is at 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118 (the "Mortgagee") as Collateral Agent under the Collateral Sharing Agreement (as hereinafter defined) for itself and United States Trust Company of New York, ("Trustee") under that certain Indenture dated July 23, 2001 (the "Indenture"), pursuant to which the Trustee is trustee for the holders of the Mortgagor's 12% Senior Secured Series A Notes (the "Series A Notes") and the Mortgagor's 12% Senior Secured Series B Notes (the "Series B Notes").

WHEREAS

(A) Pursuant to a Note Purchase and Loan Agreement dated as of July 9, 2001 (the "Note Purchase and Loan Agreement") the Mortgagee agreed to advance to the Mortgagor the sum of Twenty-two Million Five Hundred Thousand United States Dollars (US$22,500,000.00), evidenced by a 12% Senior Secured Note due 2004 in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "CEC Note") subject to the terms and conditions stated in: (a) the Note Purchase and Loan Agreement; (b) the CEC Note; (c) the detachable Warrants to purchase twelve million six hundred twelve thousand one hundred forty (12,612,140) shares of the Mortgagor's ordinary shares (the "Warrants"); (d) the Shareholder's Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Shareholder's Agreement"); (e) the Registration Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Registration Agreement");
         (f) the Security Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee as Collateral Agent for itself and the Trustee (the "Security Agreement"); (g) certain other Deeds of Mortgage Over Shares of the subsidiaries of the Mortgagor other than the Companies (as hereinafter defined) dated July 23, 2001 (the "Other Deeds of Mortgage"); (h) the Collateral Sharing and Agency Agreement dated as of July 23, 2001 between the Mortgagee and the Trustee pursuant to which the Mortgagee agrees to act as collateral agent for itself and the Trustee (the "Collateral Sharing Agreement"); and (i) any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement, the Indenture and any of the other documents executed in connection with the Note Purchase and Loan Agreement or the Indenture.

Upon satisfaction of certain conditions set forth in the Note Purchase and Loan Agreement, the CEC Note, the Warrants, and the other Related Agreements, the CEC Note issued under the Note Purchase and Loan Agreement may be exchanged by the Mortgagee in part for ordinary shares of the Mortgagor.



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The Note Purchase and Loan Agreement was executed on the agreement that the
         Mortgagor shall enter into this mortgage over shares in the capital of Seven Seas Petroleum Australia Inc., a company organized under the laws of British Colombia and Seven Seas Petroleum Turkey Inc., a company organized under the laws of British Colombia.

The Mortgagor has agreed to secure the Secured Amounts (as defined below) by entering into this Deed of Mortgage, as well as the other Financing Documents (as defined below).

IT IS AGREED as follows

1.       INTERPRETATION

         1.1 Except where the context otherwise requires, words and expressions defined in the Note Purchase and Loan Agreement or the recitals above shall have the same meaning where used herein and the further words and expressions set out below shall have the following meanings;

                  ACTIVE SUBSIDIARIES means Seven Seas Petroleum USA Inc., a Delaware corporation, Seven Seas Petroleum Colombia Inc., a Cayman Islands company, Petrolinson SA, a Panamanian corporation, and GHK Company Colombia, an Oklahoma corporation.

                  COLLATERAL AGENT means the Mortgagee as collateral agent under the certain Collateral Sharing Agreement;

                  COMPANIES means the companies specified in Schedule 1;

                  ENFORCEMENT NOTICE means an enforcement notice served by the Mortgagee on the Mortgagor pursuant to the terms of this Deed of Mortgage;

                  FINANCING DOCUMENTS means the Note Purchase and Loan Agreement, the Indenture, the CEC Note, the Series A Notes, the Series B Notes, the Security Agreement, the Other Deeds of Mortgage, this Deed of Mortgage, the Related Agreements, the Collateral Sharing Agreement and any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement or the Indenture.

                  INACTIVE SUBSIDIARIES means Seven Seas Petroleum Holdings Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a British Colombia corporation, Seven Seas Resources Australia Inc., a British Colombia corporation, Seven Seas Petroleum Australia Inc., a Cayman Islands company, Seven Seas Petroleum PNG Inc., a Cayman Islands company, Seven Seas Petroleum Argentina, a Cayman Islands company, Seven Seas Mediterranean Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a Cayman Islands company, and Guaduas Pipeline Company, a Cayman Islands company.

                  INDENTURE means the Indenture for the Series A Notes and the Series B Notes as referred to in paragraph (2) above.

                  MORTGAGED PROPERTY means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Mortgagee pursuant to Clause 2;

                  NOTE PURCHASE AND LOAN AGREEMENT means the facility referred to in recital A;

                  ORIGINAL SECURITIES means the securities listed in Schedule 1 which are all registered in the name of the Mortgagor and following execution of this Deed of Mortgage will be transferred into the name of the Mortgagee or its nominee as Collateral Agent;

                  OTHER DEEDS OF MORTGAGE means each Legal Mortgage Over Shares between Mortgagor and Mortgagee delivered concurrently herewith or hereafter delivered;

                  RELATED AGREEMENTS means the Warrants, the warrants granted to the holders of the Series A Notes, the Shareholder's Agreement, the Registration Agreement and any other documents or instruments executed in connection with any of the foregoing;

                  SECURED AMOUNTS means all and any amounts of any kind now or in the future, actual or contingent, due and payable by the Mortgagor to the Mortgagee under the CEC Note or to the Trustee for the benefit of the holders of the Series A Notes or the Series B Notes or under or in connection with this Deed of Mortgage or the other Financing Documents and references to the Secured Amounts include references to any part of them; and

                  SECURITY INTEREST means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or arising.

         1.2      In this Deed of Mortgage:

                  (a) references to the Mortgagor or the Mortgagee include references to any person for the time being deriving title under each of them respectively;

                  (b) references to this Deed of Mortgage and the Financing Documents are references to the same as from time to time varied, supplemented or amended in any manner or respect whatsoever;

                  (c) references to the Original Securities or to the Mortgaged Property include references to any property included in such term;

                  (d) "mortgage" includes a transfer or assignment by way of mortgage;

                  (e) Unless the context otherwise indicates, words importing the singular shall include the plural and vice versa, and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender; and

                  (f)      Clause headings are for ease of reference only.

2.       COVENANT TO PAY SECURED AMOUNTS AND CHARGE

         2.1 The Mortgagor covenants with the Mortgagee for the benefit of the Mortgagee and the Trustee that it shall, whether or not the Mortgagor shall have received an Enforcement Notice in accordance with this Deed of Mortgage or notice of demand in respect of the Secured Amounts, pay and discharge any moneys and liabilities in respect of the Secured Amounts whatsoever which are now or at any time hereafter may be due, owing or payable by the Mortgagor in any currency, actually or contingently, solely and/or jointly and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Deed of Mortgage or the other Financing Documents or as a consequence of any breach, non-performance, disclaimer or repudiation by the Mortgagor of any of its obligations, covenants, representations or warranties under this Deed of Mortgage, the other Financing Documents or otherwise.

         2.2 The Mortgagor hereby transfers absolutely by way of mortgage to the Mortgagee as a continuing security for the payment and discharge of the Secured Amounts, all its rights, title, interest and benefit, present and future in, to and under:

                  (a)      the Original Securities; and

                  (b) all other securities and all rights, monies (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrued on or be offered in respect of the Original Shares whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever.

3.       CONTINUING AND PRIMARY SECURITY

         3.1 This Deed of Mortgage shall be a continuing security, and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Mortgagee is or will be otherwise entitled over the Mortgaged Property, which liens and other Security Interests shall remain in force independently of this Deed of Mortgage.

         3.2 The Original Securities and other Mortgaged Property are hereby mortgaged to the Mortgagee as primary and not as collateral security.

         3.3 The Mortgagor's liability hereunder shall not be discharged or impaired by:

                  (a) the existence or validity of any other security taken by the Mortgagee in relation to the Financing Documents or any enforcement of or failure to enforce or the release of any such security;

                  (b) any amendment to or variation of the Financing Documents or any security relating to the Financing Documents or any assignment thereof or hereof;

                  (c) any release of or granting of time or any other indulgence to the Mortgagor or any third party;

                  (d) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or any obligations of, the Mortgagor or any other person hereunder or under the Financing Documents or any amendment to or variation thereof or of any other document or security comprised therein;

                  (e) the insolvency, liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of the Mortgagor, the Companies or any other person or the appointment of a receiver or administrative receiver or administrator (whether by administration order or otherwise) or trustee or similar officer of any of the assets of the Mortgagor, the Companies or any other person or the occurrence of any circumstances whatsoever affecting the Mortgagor, or any other person's liability to discharge its obligations under the Financing Documents;

                  (f) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of this Deed of Mortgage or the other Financing Documents or the provision of any further security to the Mortgagee at any other time; or

                  (g) any other act, event, neglect or omission which would or might but for this clause operate to impair or discharge the Mortgagor's liability hereunder.

         3.4 Any release, compromise or discharge of the obligations of the Mortgagor shall be deemed to be made subject to the condition that it will be void if any payment or security which the Mortgagee may receive or have received is set aside or proves invalid for whatever reason.

         3.5 Rights may be exercised and demands may be made under this Deed of Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security or other consideration contained in this Deed of Mortgage may be exercised and enforced, irrespective of

                  (a) whether any demands, steps or proceedings are being or have been taken against the Mortgagor or any third party; or

                  (b) whether or in what order any security to which the Mortgagee may be entitled in respect of the Secured Amounts is enforced.

4.       WARRANTIES AND UNDERTAKING

         4.1 The Mortgagor represents and warrants to the Mortgagee and undertakes that:

                  (a) it is the absolute legal and beneficial owner of all of the Original Securities free of all Security Interests, encumbrances, trusts, equities, proxies and claims whatsoever (save under this Deed of Mortgage or the other Financing Documents) and that all of the Original Securities are fully paid up and are non-assessable;

                  (b) except as limited by the Financing Documents, Mortgagor has the full legal and unlimited right to vote the Original Securities in its sole discretion;

                  (c) the Original Securities of each of the Companies constitute 100% of the issued and outstanding equity capital of each of the Companies and are all currently registered in the name of the Mortgagor (subject to the registration of the Original Securities in the name of the Mortgagee as Collateral Agent concurrently with the execution and delivery of this Deed of Mortgage);

                  (d) each of the Mortgagor and the Companies are duly incorporated and in good standing under the respective laws of the jurisdiction in which each of them is incorporated and the Mortgagor has and will at all times have the necessary power to enter into and perform its obligations under this Deed of Mortgage and has duly authorized the execution and delivery of this Deed of Mortgage;

                  (e) neither this Deed of Mortgage or the transfer of the Original Securities to the Mortgagee is subject to any stamp or other tax under the laws of the Cayman Islands or British Colombia, and this Deed of Mortgage is capable of being enforced without being subject to any stamp or other tax under the laws of the Cayman Islands or British Colombia;

                  (f) the Companies have no contractual or other business relationship with any Inactive Subsidiary;

                  (g) No Inactive Subsidiary has any operations, assets or liabilities, direct, indirect or contingent;

                  (h) the Mortgagor holds no rights or Security Interests with respect to present or future revenues and assets, tangible or intangible, relating to the exploration, development, production, transportation and sale of petroleum in and from the Republic of Colombia, directly, by assignment, or otherwise, except as a shareholder of companies whose shares are pledged to Mortgagee pursuant to the Financing Documents;

                  (i) this Deed of Mortgage constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Mortgaged Shares effective in accordance with its terms;

                  (j) the execution, delivery, observance and performance by the Mortgagor of this Deed of Mortgage will not require the Mortgagor to obtain any licenses, consents or approvals and will not result in any violation to the best of the Mortgagor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it or any other agreements;

                  (k) the Companies are not a party or otherwise bound to any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Companies upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (l) it has obtained all the necessary authorizations and consents to enable it to enter into this Mortgage and the necessary authorizations and consents will remain in full force and effect at all times during the existence of the security constituted by this Deed of Mortgage;

                  (m) the execution, delivery, observance and performance by the Mortgagor of the Deed of Mortgage will not constitute an event of default or trigger any enforcement under any Security Interest in the Mortgagor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Companies;

                  (n) the Mortgagor has fully disclosed in writing to the Mortgagee all facts relating to the Mortgagor and the Companies which the Mortgagor knows or should reasonably know and which are material for disclosure to the Mortgagee in the context of the Financing Documents; and

                  (o) no agreement to which the Mortgagor or the Companies are a party, or law, decree or regulation to which either is subject requires the consent of any such person to the execution, delivery or performance of this Deed of Mortgage and the other Financing Documents and each obligation and covenant contained herein and therein.

         4.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding:

                  (a) the Mortgagor shall pay to the Mortgagee, upon demand, the amount of all reasonable expenses which the Mortgagee may incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security;

                  (b) the Mortgagor shall promptly pay (and shall indemnify the Mortgagee on demand against) all calls, installments and other payments which may be made or become due in respect of the Mortgaged Property and so that, in the event of default by the Mortgagor, the Mortgagee may do so on behalf of the Mortgagor and clause 4.2(a) shall apply accordingly;

                  (c) to the extent any Mortgaged Property is at any time not vested in the Mortgagee or its nominee as Collateral Agent the Mortgagor shall forthwith and from time to time deposit with the Mortgagee all certificates and other documents of title relating to the Mortgaged Property and signed share transfer forms;

                  (d) the Mortgagor will maintain the Companies in good standing under the laws of their respective jurisdictions and will not do anything that would cause the completion of transactions or enforcement actions contemplated hereunder to incur any stamp or other tax under the laws of the Cayman Islands or British Colombia;

                  (e) the Mortgagor will not permit the Company to enter into or become bound by any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (f) the Mortgagor will not permit any Inactive Subsidiary to conduct operations or own any asset or incur any liability, direct, indirect or contingent;

                  (g) Mortgagor will not permit the Company to engage in any transaction, contractual or otherwise, with any affiliate of Mortgagor except with Mortgagor and Active Subsidiaries and as may otherwise be permitted by the Financing Documents; provided however, that in no event shall the Company engage in any transaction, contractual or otherwise, with an Inactive Subsidiary;

                  (h) the Mortgagor shall deliver to the Mortgagee undated letters of resignation executed by all persons now or hereafter serving as Directors of the Companies from time to time, which letters the Mortgagee shall be entitled to date and cause to be given immediate effect as of the date of an Enforcement Notice;

                  (i) the Mortgagor shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies (including irrevocable proxies if the Mortgagee so requests) mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the
                           Mortgagee:

(i) to perfect or improve its title to and security over the Mortgaged Property including, without limitation, obtaining such approvals or consents to the rights and remedies granted to the Mortgagee herein as the Mortgagee requests in the Mortgagee's sole discretion;

(ii) to vest the Mortgaged Property (including without limitation the registration thereof in the applicable share registry) in the Mortgagee or its nominee or nominees as Collateral Agent as of the date of execution of this Deed of Mortgage;

(iii) to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Mortgaged Property;

(iv) after the service of an Enforcement Notice to sell or dispose of the Mortgaged Property; or

(v) otherwise to enforce any of the rights of the Mortgagee under or in connection with this Deed of Mortgage;

                  (j) the Mortgagor shall not (without the written consent of the Mortgagee):

(i) create or permit to exist over all or part of the Mortgaged Property (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Deed of Mortgage or under other Financing Documents) whether ranking prior to, pari passu with or behind the security contained in this Deed of Mortgage;

(ii) sell, transfer or otherwise dispose of the Mortgaged Property or any interest therein or attempt or agree to so dispose;

(iii) permit any person other than the Mortgagee or its nominee to be registered as or become the holder of the Mortgaged Property as Collateral Agent; or

(iv) vote in favour of a resolution or amend, modify or change the certificate of incorporation, memorandum or articles of incorporation of either of the Companies or authorize the issuance by any of the Companies of any shares or any other equity security.

(v) except as otherwise permitted by the Financing Documents permit the Companies to transfer, assign, dispose of or encumber any rights or interests of the Companies, direct or indirect, with respect to petroleum exploration, development, production, transportation, sale or other disposition or with respect to any association or other contract under which the Companies have such rights or interests;

(vi) permit the Companies to grant any Security Interest in, or otherwise encumber, any of its assets, tangible or intangible, except as may be expressly permitted by the Financing Documents;

(vii) permit the Companies to make any distribution or payment to or for the benefit of Mortgagor, whether directly or otherwise, if the effect of that distribution or payment is to render the Companies insolvent or unable to pay its obligations as they mature; or

(viii) take any other action that would have as its effect a breach of a Financing Document.

                  (k) to the extent received by the Mortgagor, it shall forward to the Mortgagee all notices, reports, accounts and other documents relating to the Mortgaged Property or which are sent to the holders of any of the Mortgaged Property as soon as they are received;

                  (l) no further shares or equity securities of any kind in the Companies (or any options or other rights with respect thereto) will be issued and the authorized shares shall at no time exceed the issued shares;

                  (m) at any time after the service of an Enforcement Notice, it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Mortgaged Property as the Mortgagee may in its absolute discretion direct, it being understood that the Mortgagee has reserved the right to exercise all such voting rights directly for any proper purpose, including without limitation the immediate removal of Directors of the Companies and their replacement;

                  (n) the Mortgagor shall not take or accept any Security Interest from the Companies or, in relation to the Secured Amounts, from any third party, without first obtaining the Mortgagee's written consent or permit any Security Interest to be granted by the Companies to any third party, except as may be expressly permitted by the Financing Documents;

                  (o) the Mortgagor shall not prove in a liquidation or winding up of the Companies in competition with the Mortgagee for any amount whatsoever owing to the Mortgagee by the Mortgagor on any account whatsoever; and

                  (p) the Mortgagor shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Mortgagor by the Companies.

5.       POWER OF ATTORNEY

         5.1 The Mortgagor hereby irrevocably and by way of security for the payment by it of the Secured Amounts and the performance of its obligations under this Deed of Mortgage appoints the Mortgagee as its true and lawful attorney (with full power to appoint substitutes and to subdelegate) on behalf of the Mortgagor and in the Mortgagor's own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its sole and absolute discretion, consider to be necessary or advisable to perfect or improve its security over the Mortgaged Property or to give proper effect to the intent and purposes of this Deed of Mortgage or, after delivery of an Enforcement Notice to enable or assist in any way in the exercise of any power of sale of the Mortgaged Property (whether arising under this Deed of Mortgage or implied by statute or otherwise).

6.       ENFORCEMENT

         6.1 The Mortgagee may at any time after the occurrence of an event of Default (as defined in the Note Purchase and Loan Agreement) which has not been timely cured but including, without limitation, the breach of any representation, warranty or covenant contained in this Deed of Mortgage and the other Financing Documents) serve an Enforcement Notice on the Mortgagor. Unless and until the Mortgagee shall have served an Enforcement Notice, but not thereafter:

                  (a) Mortgagee agrees to the fullest extent permitted by applicable law that the Mortgagor has the right to receive payments distributed in respect of the Original Securities and all other securities which may from time to time at any time be derived from the Original Securities; and

                  (b) Appoints Mortgagor as Mortgagee's agent and proxy to vote all of the securities described in clause (a) above and exercise all rights and privileges attributable to such securities as permitted under applicable law. Prior to default, if the Mortgagee shall receive any dividend or money described in clause (a) above, the Mortgagee shall receive the same as agent for Mortgagor and upon receipt shall promptly pay or remit the same, without reduction, to Mortgagor. At the request of Mortgagor, Mortgagee shall give such reasonable assurances, confirmations and advice to any third party as may be necessary for Mortgagor to enjoy the full benefit of the rights and privileges described in clauses (a) and (b) above

         6.2 If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

                  (a) solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

                  (b) solely and exclusively to exercise any and all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the constitutional documents of the Company; and/or

                  (c) to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand; and/or

                  (d) without notice to, or further consent or concurrence by, the Mortgagor to sell the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; upon any sale of the Mortgaged Property or any part thereof the purchaser thereof shall not be bound to see or enquire whether the power of sale of the Mortgagee has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser of the Mortgaged Property, or any part thereof, who shall not be concerned or be in any way answerable therefor; and/or

                  (e) to appoint a receiver in respect of the Mortgaged Property and the provisions of Clause 7 shall apply thereto.

         6.3 The Mortgagee shall not be liable for any loss or damage occasioned by any sale or disposal of the Mortgaged Property (or interest therein) or arising out of the exercise of or failure to exercise any of its powers under this Deed of Mortgage or for any neglect or default to pay any instalment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Mortgaged Property.

7.       MORTGAGEE'S RIGHTS AS TO MORTGAGED PROPERTY

         If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

         7.1 solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

         7.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the memorandum and articles of association of the Company; and/or

         7.3 to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand to be applied towards the discharge of the Secured Obligations; and/or

         7.4 without notice to, or further consent or concurrence by, the Mortgagor to sell or otherwise dispose of the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

         7.5 to date and deliver the documents delivered to it pursuant to this Mortgage as it considers appropriate and to take all steps not already taken to register the Mortgaged Property in the name of the Mortgagee or its nominee or nominees as Collateral Agent and to assume control as registered owner of the Mortgaged Property.

8.       OTHER SECURITY

         8.1 This security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which the Mortgagee may hold now or hereafter in connection with the Financing Documents or the obligations of any other person liable for any of the Secured Amounts.

9.       FURTHER PROVISIONS

         9.1      (a)      This security is in addition to, and shall
                           neither be merged in, nor in any way exclude or prejudice, any other Security Interest or right of recourse or other right whatsoever which the Mortgagee may now or at any time hereafter hold or have (or would apart from this security hold or have) as regards the Mortgagor or any other, person in respect of the Secured Amounts.

                  (b) The powers which this Deed of Mortgage confer on the Mortgagee are cumulative, without prejudice to its powers under the general law, and may be exercised as often as the Mortgagee thinks appropriate; the Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction, scheme or arrangement whatsoever; and the Mortgagor acknowledges that the respective powers of the Mortgagee shall in no circumstances whatsoever be suspended, waived or otherwise prejudiced by anything other than an express waiver or variation in writing.

                  (c) The rights of the Mortgagee in relation to the Mortgaged Property and the recovery of the Secured Amounts (whether arising under this Deed of Mortgage, the other Financing Documents or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any such right shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

                  (d) If any of the provisions of this Deed of Mortgage becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

                  (e) In any proceedings relating to this Deed of Mortgage a statement as to any amount due to the Mortgagee or the Trustee under the Financing Documents which is certified as being correct by an officer or agent of the Mortgagee shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

         9.2      Assignment

                  9.2.1 This Deed of Mortgage shall be binding upon and inure to the benefit of each party hereto and its successors in title and permitted assigns.

                  9.2.2 The Mortgagor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Mortgagee.

                  9.2.3 The Mortgagee may assign or transfer all or any part of its rights, benefits or obligations under this Deed of Mortgage to any other person which is its successor under the Financing Documents. Where the Mortgagee assigns or transfers its obligations or any part thereof, the Mortgagor shall execute such documents as the Mortgagee may specify to release the Mortgagee to the extent of the assignment or transfer or with a view to perfecting such assignment or transfer, or where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Deed of Mortgage.

         9.3      Release of Security

                  Upon final and unconditional repayment of the Secured Amounts in full and provided that no event of Default has occurred, the Mortgagee shall promptly assign the Mortgaged Property to the Mortgagor free of all Security Interests, encumbrances, trusts, equities and claims whatsoever imposed by the Mortgagee and the Mortgagee shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagor may reasonably specify to vest all of the Mortgaged Property in the name of the Mortgagor or its nominee.

         9.4 This Deed of Mortgage is governed by, and shall be construed in accordance with, the laws of the Cayman Islands.

         9.5      (a)      The parties agree that the courts of the Cayman
                           Islands are to have exclusive jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Deed of Mortgage (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Deed of Mortgage.

                  (b) The parties irrevocably waive any objections on the grounds of venue of forum non conveniens or any similar grounds.

                  The parties irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

10.      NOTICES, ENGLISH LANGUAGE

                  (a) Each notice or other communication to be given or made hereunder shall be in the English language and shall, unless otherwise stated be made in writing as provided below.

                  Any notice or other communication or document to be made or delivered by one person to another pursuant to this Deed of Mortgage shall (unless that other person has by fifteen days' written notice to the other specified another address and/or fax or telex number) be made or delivered to that other person at the following address, fax or telex number:

                           The Mortgagor:

                           SEVEN SEAS PETROLEUM INC.
                           5555 San Felipe, Suite 1700
                           Houston, Texas 77056
                           Attention: Larry A. Ray
                           Fax No. (713) 621-9770


                           The Mortgagee:

                           CHESAPEAKE ENERGY CORPORATION
                           6100 North Western Avenue
                           Oklahoma City, Oklahoma 73118
                           Attention: M. Rowland
                           Fax No. (405) 879-9580


                  and shall be deemed to have been made or delivered when such communication or document has been dispatched and the appropriate answer back received (in the case of any communication made by telex) or sent by fax to the fax number of the party set out herein and when receipt is confirmed by facsimile or telephone (in the case of any communication by fax) or (in the case of any communication made by letter) when left at that address or, as the case may be, three days after being deposited in the post first class postage prepaid in an envelope addressed to it at that address; Provided that any communication or document to be made or delivered to the Mortgagee shall be effective only when received by the Mortgagee.

11.      COUNTERPARTS

This Deed of Mortgage may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Deed of Mortgage has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED by                       )
the duly authorised representative          )
of SEVEN SEAS PETROLEUM INC.,               )/s/ LARRY A. RAY
in the presence of:                         )

EXECUTED AS A DEED by                       )
the duly authorised representative          )
of CHESAPEAKE ENERGY CORPORATION            )/s/ TOM L. WARD
as Collateral Agent                         )
in the presence of:                         )

                                   SCHEDULE 1
                               ORIGINAL SECURITIES


                                    Amount or number of
         Company                    Original Securities       Description of Original Securities
         -------                    -------------------       ----------------------------------

Seven Seas Petroleum Turkey Inc.,           1                         Shares no par value
a company organized under
the laws of British Colombia

Seven Seas Resources Australia Inc.         1                         Shares no par value
a company organized under
the laws of British Colombia

THIS DEED OF MORTGAGE ("Deed of Mortgage") is made as of July 23, 2001

BETWEEN

(1) SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares, the registered office of which is at Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (the "Mortgagor"); and

(2) CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation, whose principal place of business is at 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118 (the "Mortgagee") as Collateral Agent under the Collateral Sharing Agreement (as hereinafter defined) for itself and United States Trust Company of New York, ("Trustee") under that certain Indenture dated July 23, 2001 (the "Indenture"), pursuant to which the Trustee is trustee for the holders of the Mortgagor's 12% Senior Secured Series A Notes (the "Series A Notes") and the Mortgagor's 12% Senior Secured Series B Notes (the "Series B Notes").

WHEREAS

(A) Pursuant to a Note Purchase and Loan Agreement dated as of July 9, 2001 (the "Note Purchase and Loan Agreement") the Mortgagee agreed to advance to the Mortgagor the sum of Twenty-two Million Five Hundred Thousand United States Dollars (US$22,500,000.00), evidenced by a 12% Senior Secured Note due 2004 in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "CEC Note") subject to the terms and conditions stated in: (a) the Note Purchase and Loan Agreement; (b) the CEC Note; (c) the detachable Warrants to purchase twelve million six hundred twelve thousand one hundred forty (12,612,140) shares of the Mortgagor's ordinary shares (the "Warrants"); (d) the Shareholder's Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Shareholder's Agreement"); (e) the Registration Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Registration Agreement");
         (f) the Security Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee as Collateral Agent for itself and the Trustee (the "Security Agreement"); (g) certain other Deeds of Mortgage Over Shares of the subsidiaries of the Mortgagor other than the Companies (as hereinafter defined) dated July 23, 2001 (the "Other Deeds of Mortgage"); (h) the Collateral Sharing and Agency Agreement dated as of July 23, 2001 between the Mortgagee and the Trustee pursuant to which the Mortgagee agrees to act as collateral agent for itself and the Trustee (the "Collateral Sharing Agreement"); and (i) any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement, the Indenture and any of the other documents executed in connection with the Note Purchase and Loan Agreement or the Indenture.

Upon satisfaction of certain conditions set forth in the Note Purchase and Loan Agreement, the CEC Note, the Warrants, and the other Related Agreements, the CEC Note issued under the Note Purchase and Loan Agreement may be exchanged by the Mortgagee in part for ordinary shares of the Mortgagor.

The Note Purchase and Loan Agreement was executed on the agreement that the Mortgagor shall enter into this mortgage over shares in the capital of the Companies (as hereinafter defined).

The Mortgagor has agreed to secure the Secured Amounts (as defined below) by entering into this Deed of Mortgage, as well as the other Financing Documents (as defined below).

IT IS AGREED as follows

1.       INTERPRETATION

         1.1 Except where the context otherwise requires, words and expressions defined in the Note Purchase and Loan Agreement or the recitals above shall have the same meaning where used herein and the further words and expressions set out below shall have the following meanings;

                  ACTIVE SUBSIDIARIES means Seven Seas Petroleum USA Inc., a Delaware corporation, Seven Seas Petroleum Colombia Inc., a Cayman Islands company, Petrolinson SA, a Panamanian corporation, and GHK Company Colombia, an Oklahoma corporation.

                  COLLATERAL AGENT means the Mortgagee as collateral agent under the certain Collateral Sharing Agreement;

                  COMPANIES means the companies specified in Schedule 1;

                  ENFORCEMENT NOTICE means an enforcement notice served by the Mortgagee on the Mortgagor pursuant to the terms of this Deed of Mortgage;

                  FINANCING DOCUMENTS means the Note Purchase and Loan Agreement, the Indenture, the CEC Note, the Series A Notes, the Series B Notes, the Security Agreement, the Other Deeds of Mortgage, this Deed of Mortgage, the Related Agreements, the Collateral Sharing Agreement and any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement or the Indenture.

                  INACTIVE SUBSIDIARIES means Seven Seas Petroleum Holdings Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a British Colombia corporation, Seven Seas Resources Australia Inc., a British Colombia corporation, Seven Seas Petroleum Australia Inc., a Cayman Islands company, Seven Seas Petroleum PNG Inc., a Cayman Islands company, Seven Seas Petroleum Argentina, a Cayman Islands company, Seven Seas Mediterranean Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a Cayman Islands company, and Guaduas Pipeline Company, a Cayman Islands company.

                  INDENTURE means the Indenture for the Series A Notes and the Series B Notes as referred to in paragraph (2) above.

                  MORTGAGED PROPERTY means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Mortgagee pursuant to Clause 2;

                  NOTE PURCHASE AND LOAN AGREEMENT means the facility referred to in recital A;

                  ORIGINAL SECURITIES means the securities listed in Schedule 1 which are all registered in the name of the Mortgagor and following execution of this Deed of Mortgage will be transferred into the name of the Mortgagee or its nominee as Collateral Agent;

                  OTHER DEEDS OF MORTGAGE means each Legal Mortgage Over Shares between Mortgagor and Mortgagee delivered concurrently herewith or hereafter delivered;

                  RELATED AGREEMENTS means the Warrants, the warrants granted to the holders of the Series A Notes, the Shareholder's Agreement, the Registration Agreement and any other documents or instruments executed in connection with any of the foregoing;

                  SECURED AMOUNTS means all and any amounts of any kind now or in the future, actual or contingent, due and payable by the Mortgagor to the Mortgagee under the CEC Note or to the Trustee for the benefit of the holders of the Series A Notes or the Series B Notes or under or in connection with this Deed of Mortgage or the other Financing Documents and references to the Secured Amounts include references to any part of them; and

                  SECURITY INTEREST means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or arising.

         1.2      In this Deed of Mortgage:

                  (a) references to the Mortgagor or the Mortgagee include references to any person for the time being deriving title under each of them respectively;

                  (b) references to this Deed of Mortgage and the Financing Documents are references to the same as from time to time varied, supplemented or amended in any manner or respect whatsoever;

                  (c) references to the Original Securities or to the Mortgaged Property include references to any property included in such term;

                  (d) "mortgage" includes a transfer or assignment by way of mortgage;

                  (e) Unless the context otherwise indicates, words importing the singular shall include the plural and vice versa, and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender; and

                  (f)      Clause headings are for ease of reference only.

2.       COVENANT TO PAY SECURED AMOUNTS AND CHARGE

         2.1 The Mortgagor covenants with the Mortgagee for the benefit of the Mortgagee and the Trustee that it shall, whether or not the Mortgagor shall have received an Enforcement Notice in accordance with this Deed of Mortgage or notice of demand in respect of the Secured Amounts, pay and discharge any moneys and liabilities in respect of the Secured Amounts whatsoever which are now or at any time hereafter may be due, owing or payable by the Mortgagor in any currency, actually or contingently, solely and/or jointly and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Deed of Mortgage or the other Financing Documents or as a consequence of any breach, non-performance, disclaimer or repudiation by the Mortgagor of any of its obligations, covenants, representations or warranties under this Deed of Mortgage, the other Financing Documents or otherwise.

         2.2 The Mortgagor hereby transfers absolutely by way of mortgage to the Mortgagee as a continuing security for the payment and discharge of the Secured Amounts, all its rights, title, interest and benefit, present and future in, to and under:

                  (a)      the Original Securities; and

                  (b) all other securities and all rights, monies (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrued on or be offered in respect of the Original Shares whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever.

3.       CONTINUING AND PRIMARY SECURITY

         3.1 This Deed of Mortgage shall be a continuing security, and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Mortgagee is or will be otherwise entitled over the Mortgaged Property, which liens and other Security Interests shall remain in force independently of this Deed of Mortgage.

         3.2 The Original Securities and other Mortgaged Property are hereby mortgaged to the Mortgagee as primary and not as collateral security.

         3.3 The Mortgagor's liability hereunder shall not be discharged or impaired by:

                  (a) the existence or validity of any other security taken by the Mortgagee in relation to the Financing Documents or any enforcement of or failure to enforce or the release of any such security;

                  (b) any amendment to or variation of the Financing Documents or any security relating to the Financing Documents or any assignment thereof or hereof;

                  (c) any release of or granting of time or any other indulgence to the Mortgagor or any third party;

                  (d) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or any obligations of, the Mortgagor or any other person hereunder or under the Financing Documents or any amendment to or variation thereof or of any other document or security comprised therein;

                  (e) the insolvency, liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of the Mortgagor, the Companies or any other person or the appointment of a receiver or administrative receiver or administrator (whether by administration order or otherwise) or trustee or similar officer of any of the assets of the Mortgagor, the Companies or any other person or the occurrence of any circumstances whatsoever affecting the Mortgagor, or any other person's liability to discharge its obligations under the Financing Documents;

                  (f) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of this Deed of Mortgage or the other Financing Documents or the provision of any further security to the Mortgagee at any other time; or

                  (g) any other act, event, neglect or omission which would or might but for this clause operate to impair or discharge the Mortgagor's liability hereunder.

         3.4 Any release, compromise or discharge of the obligations of the Mortgagor shall be deemed to be made subject to the condition that it will be void if any payment or security which the Mortgagee may receive or have received is set aside or proves invalid for whatever reason.

         3.5 Rights may be exercised and demands may be made under this Deed of Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security or other consideration contained in this Deed of Mortgage may be exercised and enforced, irrespective of

                  (a) whether any demands, steps or proceedings are being or have been taken against the Mortgagor or any third party; or

                  (b) whether or in what order any security to which the Mortgagee may be entitled in respect of the Secured Amounts is enforced.

4.       WARRANTIES AND UNDERTAKING

         4.1 The Mortgagor represents and warrants to the Mortgagee and undertakes that:

                  (a) it is the absolute legal and beneficial owner of all of the Original Securities free of all Security Interests, encumbrances, trusts, equities, proxies and claims whatsoever (save under this Deed of Mortgage or the other Financing Documents) and that all of the Original Securities are fully paid up and are non-assessable;

                  (b) except as limited by the Financing Documents, Mortgagor has the full legal and unlimited right to vote the Original Securities in its sole discretion;

                  (c) the Original Securities of each of the Companies constitute 100% of the issued and outstanding equity capital of each of the Companies and are all currently registered in the name of the Mortgagor (subject to the registration of the Original Securities in the name of the Mortgagee as Collateral Agent concurrently with the execution and delivery of this Deed of Mortgage);

                  (d) each of the Mortgagor and the Companies are duly incorporated and in good standing under the respective laws of the jurisdiction in which each of them is incorporated and the Mortgagor has and will at all times have the necessary power to enter into and perform its obligations under this Deed of Mortgage and has duly authorized the execution and delivery of this Deed of Mortgage;

                  (e) the Companies are each exempted companies under the laws of the Cayman Islands and neither this Deed of Mortgage or the transfer of the Original Securities to the Mortgagee is subject to any stamp or other tax under the laws of the Cayman Islands, as the case may be, and this Deed of Mortgage is capable of being enforced without being subject to any stamp or other tax under the laws of the Cayman Islands;

                  (f) the Companies have no contractual or other business relationship with any Inactive Subsidiary;

                  (g) No Inactive Subsidiary has any operations, assets or liabilities, direct, indirect or contingent;

                  (h) the Mortgagor holds no rights or Security Interests with respect to present or future revenues and assets, tangible or intangible, relating to the exploration, development, production, transportation and sale of petroleum in and from the Republic of Colombia, directly, by assignment, or otherwise, except as a shareholder of companies whose shares are pledged to Mortgagee pursuant to the Financing Documents;

                  (i) this Deed of Mortgage constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Mortgaged Shares effective in accordance with its terms;

                  (j) the execution, delivery, observance and performance by the Mortgagor of this Deed of Mortgage will not require the Mortgagor to obtain any licenses, consents or approvals and will not result in any violation to the best of the Mortgagor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it or any other agreements;

                  (k) the Companies are not a party or otherwise bound to any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Companies upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (l) it has obtained all the necessary authorizations and consents to enable it to enter into this Mortgage and the necessary authorizations and consents will remain in full force and effect at all times during the existence of the security constituted by this Deed of Mortgage;

                  (m) the execution, delivery, observance and performance by the Mortgagor of the Deed of Mortgage will not constitute an event of default or trigger any enforcement under any Security Interest in the Mortgagor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Companies;

                  (n) the Mortgagor has fully disclosed in writing to the Mortgagee all facts relating to the Mortgagor and the Companies which the Mortgagor knows or should reasonably know and which are material for disclosure to the Mortgagee in the context of the Financing Documents; and

                  (o) no agreement to which the Mortgagor or the Companies are a party, or law, decree or regulation to which either is subject requires the consent of any such person to the execution, delivery or performance of this Deed of Mortgage and the other Financing Documents and each obligation and covenant contained herein and therein.

         4.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding:

                  (a) the Mortgagor shall pay to the Mortgagee, upon demand, the amount of all reasonable expenses which the Mortgagee may incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security;

                  (b) the Mortgagor shall promptly pay (and shall indemnify the Mortgagee on demand against) all calls, installments and other payments which may be made or become due in respect of the Mortgaged Property and so that, in the event of default by the Mortgagor, the Mortgagee may do so on behalf of the Mortgagor and clause 4.2(a) shall apply accordingly;

                  (c) to the extent any Mortgaged Property is at any time not vested in the Mortgagee or its nominee as Collateral Agent the Mortgagor shall forthwith and from time to time deposit with the Mortgagee all certificates and other documents of title relating to the Mortgaged Property and signed share transfer forms;

                  (d) the Mortgagor will maintain the Companies as exempted companies under the laws of the Cayman Islands so that the transactions or enforcement actions contemplated hereunder will be capable of being completed without incurrence of any stamp or other tax under the laws of the Cayman Islands;

                  (e) the Mortgagor will not permit the Company to enter into or become bound by any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (f) the Mortgagor will not permit any Inactive Subsidiary to conduct operations or own any asset or incur any liability, direct, indirect or contingent;

                  (g) Mortgagor will not permit the Company to engage in any transaction, contractual or otherwise, with any affiliate of Mortgagor except with Mortgagor and Active Subsidiaries and as may otherwise be permitted by the Financing Documents; provided however, that in no event shall the Company engage in any transaction, contractual or otherwise, with an Inactive Subsidiary;

                  (h) the Mortgagor shall deliver to the Mortgagee undated letters of resignation executed by all persons now or hereafter serving as Directors of the Companies from time to time, which letters the Mortgagee shall be entitled to date and cause to be given immediate effect as of the date of an Enforcement Notice;

                  (i) the Mortgagor shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies (including irrevocable proxies if the Mortgagee so requests) mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the
                           Mortgagee:

(i) to perfect or improve its title to and security over the Mortgaged Property including, without limitation, obtaining such approvals or consents to the rights and remedies granted to the Mortgagee herein as the Mortgagee requests in the Mortgagee's sole discretion;

(ii) to vest the Mortgaged Property (including without limitation the registration thereof in the applicable share registry) in the Mortgagee or its nominee or nominees as Collateral Agent as of the date of execution of this Deed of Mortgage;

(iii) to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Mortgaged Property;

(iv) after the service of an Enforcement Notice to sell or dispose of the Mortgaged Property; or

(v) otherwise to enforce any of the rights of the Mortgagee under or in connection with this Deed of Mortgage;

                  (j) the Mortgagor shall not (without the written consent of the Mortgagee):

(i) create or permit to exist over all or part of the Mortgaged Property (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Deed of Mortgage or under other Financing Documents) whether ranking prior to, pari passu with or behind the security contained in this Deed of Mortgage;

(ii) sell, transfer or otherwise dispose of the Mortgaged Property or any interest therein or attempt or agree to so dispose;

(iii) permit any person other than the Mortgagee or its nominee to be registered as or become the holder of the Mortgaged Property as Collateral Agent; or

(iv) vote in favour of a resolution or amend, modify or change the memorandum and articles of association of the Companies or authorize the issuance by any of the Companies of any shares or any other equity security.

(v) except as otherwise permitted by the Financing Documents permit the Companies to transfer, assign, dispose of or encumber any rights or interests of the Companies, direct or indirect, with respect to petroleum exploration, development, production, transportation, sale or other disposition or with respect to any association or other contract under which the Companies have such rights or interests;

(vi) permit the Companies to grant any Security Interest in, or otherwise encumber, any of its assets, tangible or intangible, except as may be expressly permitted by the Financing Documents;

(vii) permit the Companies to make any distribution or payment to or for the benefit of Mortgagor, whether directly or otherwise, if the effect of that distribution or payment is to render the Companies insolvent or unable to pay its obligations as they mature; or

(viii) take any other action that would have as its effect a breach of a Financing Document.

                  (k) to the extent received by the Mortgagor, it shall forward to the Mortgagee all notices, reports, accounts and other documents relating to the Mortgaged Property or which are sent to the holders of any of the Mortgaged Property as soon as they are received;

                  (l) no further shares or equity securities of any kind in the Companies (or any options or other rights with respect thereto) will be issued and the authorized shares shall at no time exceed the issued shares;

                  (m) at any time after the service of an Enforcement Notice, it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Mortgaged Property as the Mortgagee may in its absolute discretion direct, it being understood that the Mortgagee has reserved the right to exercise all such voting rights directly for any proper purpose, including without limitation the immediate removal of Directors of the Companies and their replacement;

                  (n) the Mortgagor shall not take or accept any Security Interest from the Companies or, in relation to the Secured Amounts, from any third party, without first obtaining the Mortgagee's written consent or permit any Security Interest to be granted by the Companies to any third party, except as may be expressly permitted by the Financing Documents;

                  (o) the Mortgagor shall not prove in a liquidation or winding up of the Companies in competition with the Mortgagee for any amount whatsoever owing to the Mortgagee by the Mortgagor on any account whatsoever; and

                  (p) the Mortgagor shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Mortgagor by the Companies.

5.       POWER OF ATTORNEY

         5.1 The Mortgagor hereby irrevocably and by way of security for the payment by it of the Secured Amounts and the performance of its obligations under this Deed of Mortgage appoints the Mortgagee as its true and lawful attorney (with full power to appoint substitutes and to subdelegate) on behalf of the Mortgagor and in the Mortgagor's own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its sole and absolute discretion, consider to be necessary or advisable to perfect or improve its security over the Mortgaged Property or to give proper effect to the intent and purposes of this Deed of Mortgage or, after delivery of an Enforcement Notice to enable or assist in any way in the exercise of any power of sale of the Mortgaged Property (whether arising under this Deed of Mortgage or implied by statute or otherwise).

6.       ENFORCEMENT

         6.1 The Mortgagee may at any time after the occurrence of an event of Default (as defined in the Note Purchase and Loan Agreement) which has not been timely cured but including, without limitation, the breach of any representation, warranty or covenant contained in this Deed of Mortgage and the other Financing Documents) serve an Enforcement Notice on the Mortgagor. Unless and until the Mortgagee shall have served an Enforcement Notice, but not thereafter:

                  (a) Mortgagee agrees to the fullest extent permitted by applicable law that the Mortgagor has the right to receive payments distributed in respect of the Original Securities and all other securities which may from time to time at any time be derived from the Original Securities; and

                  (b) Appoints Mortgagor as Mortgagee's agent and proxy to vote all of the securities described in clause (a) above and exercise all rights and privileges attributable to such securities as permitted under applicable law. Prior to default, if the Mortgagee shall receive any dividend or money described in clause (a) above, the Mortgagee shall receive the same as agent for Mortgagor and upon receipt shall promptly pay or remit the same, without reduction, to Mortgagor. At the request of Mortgagor, Mortgagee shall give such reasonable assurances, confirmations and advice to any third party as may be necessary for Mortgagor to enjoy the full benefit of the rights and privileges described in clauses (a) and (b) above

         6.2 If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

                  (a) solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

                  (b) solely and exclusively to exercise any and all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the constitutional documents of the Company; and/or

                  (c) to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand; and/or

                  (d) without notice to, or further consent or concurrence by, the Mortgagor to sell the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; upon any sale of the Mortgaged Property or any part thereof the purchaser thereof shall not be bound to see or enquire whether the power of sale of the Mortgagee has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser of the Mortgaged Property, or any part thereof, who shall not be concerned or be in any way answerable therefor; and/or

                  (e) to appoint a receiver in respect of the Mortgaged Property and the provisions of Clause 7 shall apply thereto.

         6.3 The Mortgagee shall not be liable for any loss or damage occasioned by any sale or disposal of the Mortgaged Property (or interest therein) or arising out of the exercise of or failure to exercise any of its powers under this Deed of Mortgage or for any neglect or default to pay any instalment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Mortgaged Property.

7.       MORTGAGEE'S RIGHTS AS TO MORTGAGED PROPERTY

         If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

         7.1 solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

         7.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the memorandum and articles of association of the Company; and/or

         7.3 to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand to be applied towards the discharge of the Secured Obligations; and/or

         7.4 without notice to, or further consent or concurrence by, the Mortgagor to sell or otherwise dispose of the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

         7.5 to date and deliver the documents delivered to it pursuant to this Mortgage as it considers appropriate and to take all steps not already taken to register the Mortgaged Property in the name of the Mortgagee or its nominee or nominees as Collateral Agent and to assume control as registered owner of the Mortgaged Property.

8.       OTHER SECURITY

         8.1 This security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which the Mortgagee may hold now or hereafter in connection with the Financing Documents or the obligations of any other person liable for any of the Secured Amounts.

9.       FURTHER PROVISIONS

         9.1      (a)      This security is in addition to, and shall
                           neither be merged in, nor in any way exclude or prejudice, any other Security Interest or right of recourse or other right whatsoever which the Mortgagee may now or at any time hereafter hold or have (or would apart from this security hold or have) as regards the Mortgagor or any other, person in respect of the Secured Amounts.

                  (b) The powers which this Deed of Mortgage confer on the Mortgagee are cumulative, without prejudice to its powers under the general law, and may be exercised as often as the Mortgagee thinks appropriate; the Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction, scheme or arrangement whatsoever; and the Mortgagor acknowledges that the respective powers of the Mortgagee shall in no circumstances whatsoever be suspended, waived or otherwise prejudiced by anything other than an express waiver or variation in writing.

                  (c) The rights of the Mortgagee in relation to the Mortgaged Property and the recovery of the Secured Amounts (whether arising under this Deed of Mortgage, the other Financing Documents or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any such right shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

                  (d) If any of the provisions of this Deed of Mortgage becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

                  (e) In any proceedings relating to this Deed of Mortgage a statement as to any amount due to the Mortgagee or the Trustee under the Financing Documents which is certified as being correct by an officer or agent of the Mortgagee shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

         9.2      Assignment

                  9.2.1 This Deed of Mortgage shall be binding upon and inure to the benefit of each party hereto and its successors in title and permitted assigns.

                  9.2.2 The Mortgagor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Mortgagee.

                  9.2.3 The Mortgagee may assign or transfer all or any part of its rights, benefits or obligations under this Deed of Mortgage to any other person which is its successor under the Financing Documents. Where the Mortgagee assigns or transfers its obligations or any part thereof, the Mortgagor shall execute such documents as the Mortgagee may specify to release the Mortgagee to the extent of the assignment or transfer or with a view to perfecting such assignment or transfer, or where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Deed of Mortgage.

         9.3      Release of Security

                  Upon final and unconditional repayment of the Secured Amounts in full and provided that no event of Default has occurred, the Mortgagee shall promptly assign the Mortgaged Property to the Mortgagor free of all Security Interests, encumbrances, trusts, equities and claims whatsoever imposed by the Mortgagee and the Mortgagee shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagor may reasonably specify to vest all of the Mortgaged Property in the name of the Mortgagor or its nominee.

         9.4 This Deed of Mortgage is governed by, and shall be construed in accordance with, the laws of the Cayman Islands.

         9.5      (a)      The parties agree that the courts of the Cayman
                           Islands are to have exclusive jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Deed of Mortgage (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Deed of Mortgage.

                  (b) The parties irrevocably waive any objections on the grounds of venue of forum non conveniens or any similar grounds.

                  The parties irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

10.      NOTICES, ENGLISH LANGUAGE

                  (a) Each notice or other communication to be given or made hereunder shall be in the English language and shall, unless otherwise stated be made in writing as provided below.

                  Any notice or other communication or document to be made or delivered by one person to another pursuant to this Deed of Mortgage shall (unless that other person has by fifteen days' written notice to the other specified another address and/or fax or telex number) be made or delivered to that other person at the following address, fax or telex number:

                           The Mortgagor:

                           SEVEN SEAS PETROLEUM INC.
                           5555 San Felipe, Suite 1700
                           Houston, Texas 77056
                           Attention: Larry A. Ray
                           Fax No. (713) 621-9770


                           The Mortgagee:

                           CHESAPEAKE ENERGY CORPORATION
                           6100 North Western Avenue
                           Oklahoma City, Oklahoma 73118
                           Attention: M. Rowland
                           Fax No. (405) 879-9580


                  and shall be deemed to have been made or delivered when such communication or document has been dispatched and the appropriate answer back received (in the case of any communication made by telex) or sent by fax to the fax number of the party set out herein and when receipt is confirmed by facsimile or telephone (in the case of any communication by fax) or (in the case of any communication made by letter) when left at that address or, as the case may be, three days after being deposited in the post first class postage prepaid in an envelope addressed to it at that address; Provided that any communication or document to be made or delivered to the Mortgagee shall be effective only when received by the Mortgagee.

11.      COUNTERPARTS

This Deed of Mortgage may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Deed of Mortgage has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED by                       )
the duly authorised representative          )/s/ LARRY A. RAY
of SEVEN SEAS PETROLEUM INC.,               )
in the presence of:                         )

EXECUTED AS A DEED by                       )
the duly authorised representative          )
of CHESAPEAKE ENERGY CORPORATION            )/s/ TOM L. WARD
as Collateral Agent                         )
in the presence of:                         )

                                   SCHEDULE 1
                               ORIGINAL SECURITIES

                                             Amount or number of
                  Company                    Original Securities              Description of Original Securities
                  -------                    -------------------              ----------------------------------

Seven Seas Petroleum Holdings Inc., with              1                       Shares of US$1.00 each
its registered office at Caribbean           -------------------
Management Ltd. of P.O. Box 1044, 3rd
Floor, West Wind Building, George Town,
Grand Cayman

Seven Seas Petroleum Australia Inc., with             1                       Shares of US$1.00 each
its registered office at Caribbean           -------------------
Management Ltd. of P.O. Box 1044, 3rd
Floor, West Wind Building, George Town,
Grand Cayman

Seven Seas Petroleum PNG Inc., with its               1                       Shares of US$1.00 each
registered office at Caribbean Management    -------------------
Ltd. of P.O. Box 1044, 3rd Floor, West
Wind Building, George Town, Grand Cayman


Seven Seas Petroleum Argentina Inc., with             1                       Shares of US$1.00 each
its registered office at Caribbean           -------------------
Management Ltd. of P.O. Box 1044, 3rd
Floor, West Wind Building, George Town,
Grand Cayman

Guadas Pipeline Company, with its                     1                       Shares of US$1.00 each
registered office at International           -------------------
Corporation Services Ltd., One Regis
Place, Fort and Mary Streets, P.O. Box 472

Seven Seas Petroleum Turkey Inc., with its            1                       Shares of US$1.00 each
registered office at Caribbean Management    -------------------
Ltd. of P.O. Box 1044, 3rd Floor, West
Wind Building, George Town, Grand Cayman

Seven Seas Petroleum Mediterranean Inc.,              1                       Shares of US$1.00 each
with its registered office at Caribbean      -------------------
Management Ltd. of P.O. Box 1044, 3rd
Floor, West Wind Building, George Town,
Grand Cayman

                                  July 23, 2001





                            SEVEN SEAS PETROLEUM INC
                                 (as Mortgagor)


                          CHESAPEAKE ENERGY CORPORATION
                                 (as Mortgagee)




                    ---------------------------------------
                           LEGAL MORTGAGE OVER SHARES

THIS DEED OF MORTGAGE ("Deed of Mortgage") is made as of July 23, 2001

BETWEEN

(1) SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares, the registered office of which is at Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (the "Mortgagor"); and

(2) CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation, whose principal place of business is at 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118 (the "Mortgagee") as Collateral Agent under the Collateral Sharing Agreement (as hereinafter defined) for itself and United States Trust Company of New York, ("Trustee") under that certain Indenture dated July 23, 2001 (the "Indenture"), pursuant to which the Trustee is trustee for the holders of the Mortgagor's 12% Senior Secured Series A Notes (the "Series A Notes") and the Mortgagor's 12% Senior Secured Series B Notes (the "Series B Notes").

WHEREAS

(A) Pursuant to a Note Purchase and Loan Agreement dated as of July 9, 2001 (the "Note Purchase and Loan Agreement") the Mortgagee agreed to advance to the Mortgagor the sum of Twenty-two Million Five Hundred Thousand United States Dollars (US$22,500,000.00), evidenced by a 12% Senior Secured Note due 2004 in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "CEC Note") subject to the terms and conditions stated in: (a) the Note Purchase and Loan Agreement; (b) the CEC Note; (c) the detachable Warrants to purchase twelve million six hundred twelve thousand one hundred forty (12,612,140) shares of the Mortgagor's ordinary shares (the "Warrants"); (d) the Shareholder's Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Shareholder's Agreement"); (e) the Registration Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Registration Agreement");
         (f) the Security Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee as Collateral Agent for itself and the Trustee (the "Security Agreement"); (g) certain other Deeds of Mortgage Over Shares of the subsidiaries of the Mortgagor other than the Company (as hereinafter defined) dated July 23, 2001 (the "Other Deeds of Mortgage"); (h) the Collateral Sharing and Agency Agreement dated as of July 23, 2001 between the Mortgagee and the Trustee pursuant to which the Mortgagee agrees to act as collateral agent for itself and the Trustee (the "Collateral Sharing Agreement"); and (i) any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement, the Indenture and any of the other documents executed in connection with the Note Purchase and Loan Agreement or the Indenture.

Upon satisfaction of certain conditions set forth in the Note Purchase and Loan Agreement, the CEC Note, the Warrants, and the other Related Agreements, the CEC Note issued under the Note Purchase and Loan Agreement may be exchanged by the Mortgagee in part for ordinary shares of the Mortgagor.

The Note Purchase and Loan Agreement was executed on the agreement that the Mortgagor shall enter into this mortgage over shares in the capital of the Company, a Cayman Islands company, the registered office of which is at Caribbean Management Ltd., of P.O. Box 1044, 3rd Floor, West Wind Building, George Town, Grand Cayman, Cayman Islands.

The Mortgagor has agreed to secure the Secured Amounts (as defined below) by entering into this Deed of Mortgage, as well as the other Financing Documents (as defined below).

IT IS AGREED as follows

1.       INTERPRETATION

         1.1 Except where the context otherwise requires, words and expressions defined in the Note Purchase and Loan Agreement or the recitals above shall have the same meaning where used herein and the further words and expressions set out below shall have the following meanings;

                  ACTIVE SUBSIDIARIES means Seven Seas Petroleum USA Inc., a Delaware corporation, Seven Seas Petroleum Colombia Inc., a Cayman Islands company, Petrolinson SA, a Panamanian corporation, and GHK Company Colombia, an Oklahoma corporation.

                  COLLATERAL AGENT means the Mortgagee as collateral agent under the certain Collateral Sharing Agreement;

                  COMPANY means the company specified in Schedule 1;

                  ENFORCEMENT NOTICE means an enforcement notice served by the Mortgagee on the Mortgagor pursuant to the terms of this Deed of Mortgage;

                  FINANCING DOCUMENTS means the Note Purchase and Loan Agreement, the Indenture, the CEC Note, the Series A Notes, the Series B Notes, the Security Agreement, the Other Deeds of Mortgage, this Deed of Mortgage, the Related Agreements, the Collateral Sharing Agreement and any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement or the Indenture.

                  INACTIVE SUBSIDIARIES means Seven Seas Petroleum Holdings Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a British Colombia corporation, Seven Seas Resources Australia Inc., a British Colombia corporation, Seven Seas Petroleum Australia Inc., a Cayman Islands company, Seven Seas Petroleum PNG Inc., a Cayman Islands company, Seven Seas Petroleum Argentina, a Cayman Islands company, Seven Seas Mediterranean Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a Cayman Islands company, and Guaduas Pipeline Company, a Cayman Islands company.

                  INDENTURE means the Indenture for the Series A Notes and the Series B Notes as referred to in paragraph (2) above.

                  MORTGAGED PROPERTY means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Mortgagee pursuant to Clause 2;

                  NOTE PURCHASE AND LOAN AGREEMENT means the facility referred to in recital A;

                  ORIGINAL SECURITIES means the securities listed in Schedule 1 which are all registered in the name of the Mortgagor and following execution of this Deed of Mortgage will be transferred into the name of the Mortgagee or its nominee as Collateral Agent;

                  OTHER DEEDS OF MORTGAGE means each Legal Mortgage Over Shares between Mortgagor and Mortgagee delivered concurrently herewith or hereafter delivered;

                  RELATED AGREEMENTS means the Warrants, the warrants granted to the holders of the Series A Notes, the Shareholder's Agreement, the Registration Agreement and any other documents or instruments executed in connection with any of the foregoing;

                  SECURED AMOUNTS means all and any amounts of any kind now or in the future, actual or contingent, due and payable by the Mortgagor to the Mortgagee under the CEC Note or to the Trustee for the benefit of the holders of the Series A Notes or the Series B Notes or under or in connection with this Deed of Mortgage or the other Financing Documents and references to the Secured Amounts include references to any part of them; and

                  SECURITY INTEREST means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or arising.

         1.2      In this Deed of Mortgage:

                  (a) references to the Mortgagor or the Mortgagee include references to any person for the time being deriving title under each of them respectively;

                  (b) references to this Deed of Mortgage and the Financing Documents are references to the same as from time to time varied, supplemented or amended in any manner or respect whatsoever;

                  (c) references to the Original Securities or to the Mortgaged Property include references to any property included in such term;

                  (d) "mortgage" includes a transfer or assignment by way of mortgage;

                  (e) Unless the context otherwise indicates, words importing the singular shall include the plural and vice versa, and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender; and

                  (f)      Clause headings are for ease of reference only.

2.       COVENANT TO PAY SECURED AMOUNTS AND CHARGE

         2.1 The Mortgagor covenants with the Mortgagee for the benefit of the Mortgagee and the Trustee that it shall, whether or not the Mortgagor shall have received an Enforcement Notice in accordance with this Deed of Mortgage or notice of demand in respect of the Secured Amounts, pay and discharge any moneys and liabilities in respect of the Secured Amounts whatsoever which are now or at any time hereafter may be due, owing or payable by the Mortgagor in any currency, actually or contingently, solely and/or jointly and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Deed of Mortgage or the other Financing Documents or as a consequence of any breach, non-performance, disclaimer or repudiation by the Mortgagor of any of its obligations, covenants, representations or warranties under this Deed of Mortgage, the other Financing Documents or otherwise.

         2.2 The Mortgagor hereby transfers absolutely by way of mortgage to the Mortgagee as a continuing security for the payment and discharge of the Secured Amounts, all its rights, title, interest and benefit, present and future in, to and under:

                  (a)      the Original Securities; and

                  (b) all other securities and all rights, monies (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrued on or be offered in respect of the Original Shares whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever.

3.       CONTINUING AND PRIMARY SECURITY

         3.1 This Deed of Mortgage shall be a continuing security, and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Mortgagee is or will be otherwise entitled over the Mortgaged Property, which liens and other Security Interests shall remain in force independently of this Deed of Mortgage.

         3.2 The Original Securities and other Mortgaged Property are hereby mortgaged to the Mortgagee as primary and not as collateral security.

         3.3 The Mortgagor's liability hereunder shall not be discharged or impaired by:

                  (a) the existence or validity of any other security taken by the Mortgagee in relation to the Financing Documents or any enforcement of or failure to enforce or the release of any such security;

                  (b) any amendment to or variation of the Financing Documents or any security relating to the Financing Documents or any assignment thereof or hereof;

                  (c) any release of or granting of time or any other indulgence to the Mortgagor or any third party;

                  (d) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or any obligations of, the Mortgagor or any other person hereunder or under the Financing Documents or any amendment to or variation thereof or of any other document or security comprised therein;

                  (e) the insolvency, liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of the Mortgagor, the Company or any other person or the appointment of a receiver or administrative receiver or administrator (whether by administration order or otherwise) or trustee or similar officer of any of the assets of the Mortgagor, the Company or any other person or the occurrence of any circumstances whatsoever affecting the Mortgagor, or any other person's liability to discharge its obligations under the Financing Documents;

                  (f) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of this Deed of Mortgage or the other Financing Documents or the provision of any further security to the Mortgagee at any other time; or

                  (g) any other act, event, neglect or omission which would or might but for this clause operate to impair or discharge the Mortgagor's liability hereunder.

         3.4 Any release, compromise or discharge of the obligations of the Mortgagor shall be deemed to be made subject to the condition that it will be void if any payment or security which the Mortgagee may receive or have received is set aside or proves invalid for whatever reason.

         3.5 Rights may be exercised and demands may be made under this Deed of Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security or other consideration contained in this Deed of Mortgage may be exercised and enforced, irrespective of

                  (a) whether any demands, steps or proceedings are being or have been taken against the Mortgagor or any third party; or

                  (b) whether or in what order any security to which the Mortgagee may be entitled in respect of the Secured Amounts is enforced.

4.       WARRANTIES AND UNDERTAKING

         4.1 The Mortgagor represents and warrants to the Mortgagee and undertakes that:

                  (a) it is the absolute legal and beneficial owner of all of the Original Securities free of all Security Interests, encumbrances, trusts, equities, proxies and claims whatsoever (save under this Deed of Mortgage or the other Financing Documents) and that all of the Original Securities are fully paid up and are non-assessable;

                  (b) except as limited by the Financing Documents, Mortgagor has the full legal and unlimited right to vote the Original Securities in its sole discretion;

                  (c) the Original Securities constitute 100% of the issued and outstanding equity capital of the Company and are all currently registered in the name of the Mortgagor (subject to the registration of the Original Securities in the name of the Mortgagee as Collateral Agent concurrently with the execution and delivery of this Deed of Mortgage);

                  (d) the Mortgagor and the Company are duly incorporated and in good standing under the respective laws of the jurisdiction in which each of them is incorporated and the Mortgagor has and will at all times have the necessary power to enter into and perform its obligations under this Deed of Mortgage and has duly authorized the execution and delivery of this Deed of Mortgage;

                  (e) the Company is an exempted company under the laws of the Cayman Islands and neither this Deed of Mortgage or the transfer of the Original Securities to the Mortgagee is subject to any stamp or other tax under the laws of the Cayman Islands and this Deed of Mortgage is capable of being enforced without being subject to any stamp or other tax under the laws of the Cayman Islands;

                  (f) pursuant to amendments to the articles of association within 45 days after the date of this Agreement, the Company will not be permitted to issue any equity capital other than the Original Securities;

                  (g) the Company has no contractual or other business relationship with any Inactive Subsidiary;

                  (h) No Inactive Subsidiary has any operations, assets or liabilities, direct, indirect or contingent;

                  (i) the Mortgagor holds no rights or Security Interests with respect to present or future revenues and assets, tangible or intangible, relating to the exploration, development, production, transportation and sale of petroleum in and from the Republic of Colombia, directly, by assignment, or otherwise, except as a shareholder of companies whose shares are pledged to Mortgagee pursuant to the Financing Documents;

                  (j) this Deed of Mortgage constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Mortgaged Shares effective in accordance with its terms;

                  (k) the execution, delivery, observance and performance by the Mortgagor of this Deed of Mortgage will not require the Mortgagor to obtain any licenses, consents or approvals and will not result in any violation to the best of the Mortgagor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it or any other agreements;

                  (l) the Company is not a party or otherwise bound to any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (m) it has obtained all the necessary authorizations and consents to enable it to enter into this Mortgage and the necessary authorizations and consents will remain in full force and effect at all times during the existence of the security constituted by this Deed of Mortgage;

                  (n) the execution, delivery, observance and performance by the Mortgagor of the Deed of Mortgage will not constitute an event of default or trigger any enforcement under any Security Interest in the Mortgagor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Company;

                  (o) the Mortgagor has fully disclosed in writing to the Mortgagee all facts relating to the Mortgagor and the Company which the Mortgagor knows or should reasonably know and which are material for disclosure to the Mortgagee in the context of the Financing Documents; and

                  (p) no agreement to which the Mortgagor or the Company or its Colombian branch is a party, or law, decree or regulation to which either is subject, including without limitation any agreement with Empresa Colombiana de Petroleos or imposition by the Ministro de Minas y Energia de Colombia or any other instrumentality of the Republic of Colombia requires the consent of any such person to the execution, delivery or performance of this Deed of Mortgage and the other Financing Documents and each obligation and covenant contained herein and therein.

         4.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding:

                  (a) the Mortgagor shall pay to the Mortgagee, upon demand, the amount of all reasonable expenses which the Mortgagee may incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security;

                  (b) the Mortgagor shall promptly pay (and shall indemnify the Mortgagee on demand against) all calls, installments and other payments which may be made or become due in respect of the Mortgaged Property and so that, in the event of default by the Mortgagor, the Mortgagee may do so on behalf of the Mortgagor and clause 4.2(a) shall apply accordingly;

                  (c) to the extent any Mortgaged Property is at any time not vested in the Mortgagee or its nominee as Collateral Agent the Mortgagor shall forthwith and from time to time deposit with the Mortgagee all certificates and other documents of title relating to the Mortgaged Property and signed share transfer forms;

                  (d) the Mortgagor will maintain the Company as an exempted company under the laws of the Cayman Islands so that the transactions or enforcement actions contemplated hereunder will be capable of being completed without incurrence of any stamp or other tax under the laws of the Cayman Islands;

                  (e) the Mortgagor will not permit the Company to enter into or become bound by any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (f) the Mortgagor will not permit any Inactive Subsidiary to conduct operations or own any asset or incur any liability, direct, indirect or contingent;

                  (g) Mortgagor will not permit the Company to engage in any transaction, contractual or otherwise, with any affiliate of Mortgagor except with Mortgagor and Active Subsidiaries and as may otherwise be permitted by the Financing Documents; provided however, that in no event shall the Company engage in any transaction, contractual or otherwise, with an Inactive Subsidiary;

                  (h) the Mortgagor shall deliver to the Mortgagee undated letters of resignation executed by all persons now or hereafter serving as Directors of the Company from time to time, which letters the Mortgagee shall be entitled to date and cause to be given immediate effect as of the date of an Enforcement Notice;

                  (i) the Mortgagor shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies (including irrevocable proxies if the Mortgagee so requests) mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the
                           Mortgagee:

(i) to perfect or improve its title to and security over the Mortgaged Property including, without limitation, obtaining such approvals or consents to the rights and remedies granted to the Mortgagee herein as the Mortgagee requests in the Mortgagee's sole discretion;

(ii) to vest the Mortgaged Property (including without limitation the registration thereof in the applicable share registry) in the Mortgagee or its nominee or nominees as Collateral Agent as of the date of execution of this Deed of Mortgage;

(iii) to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Mortgaged Property;

(iv) after the service of an Enforcement Notice to sell or dispose of the Mortgaged Property; or

(v) otherwise to enforce any of the rights of the Mortgagee under or in connection with this Deed of Mortgage;

                  (j) the Mortgagor shall not (without the written consent of the Mortgagee):

(i) create or permit to exist over all or part of the Mortgaged Property (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Deed of Mortgage or under other Financing Documents) whether ranking prior to, pari passu with or behind the security contained in this Deed of Mortgage;

(ii) sell, transfer or otherwise dispose of the Mortgaged Property or any interest therein or attempt or agree to so dispose;

(iii) permit any person other than the Mortgagee or its nominee to be registered as or become the holder of the Mortgaged Property as Collateral Agent; or

(iv) vote in favour of a resolution or amend, modify or change the memorandum and articles of association of the Company or authorize the issuance by the Company of any shares or any other equity security.

(v) except as otherwise permitted by the Financing Documents permit the Company to transfer, assign, dispose of or encumber any rights or interests of the Company, direct or indirect, with respect to petroleum exploration, development, production, transportation, sale or other disposition or with respect to any association or other contract under which the Company has such rights or interests;

(vi) permit the Company to grant any Security Interest in, or otherwise encumber, any of its assets, tangible or intangible, except as may be expressly permitted by the Financing Documents;

(vii) permit the Company to make any distribution or payment to or for the benefit of Mortgagor, whether directly or otherwise, if the effect of that distribution or payment is to render the Company insolvent or unable to pay its obligations as they mature; or

(viii) take any other action that would have as its effect a breach of a Financing Document.

                  (k) to the extent received by the Mortgagor, it shall forward to the Mortgagee all notices, reports, accounts and other documents relating to the Mortgaged Property or which are sent to the holders of any of the Mortgaged Property as soon as they are received;

                  (l) no further shares or equity securities of any kind in the Company (or any options or other rights with respect thereto) will be issued and the authorized shares shall at no time exceed the issued shares;

                  (m) at any time after the service of an Enforcement Notice, it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Mortgaged Property as the Mortgagee may in its absolute discretion direct, it being understood that the Mortgagee has reserved the right to exercise all such voting rights directly for any proper purpose, including without limitation the immediate removal of Directors of the Company and their replacement;

                  (n) the Mortgagor shall not take or accept any Security Interest from the Company or, in relation to the Secured Amounts, from any third party, without first obtaining the Mortgagee's written consent or permit any Security Interest to be granted by the Company to any third party, except as may be expressly permitted by the Financing Documents;

                  (o) the Mortgagor shall not prove in a liquidation or winding up of the Company in competition with the Mortgagee for any amount whatsoever owing to the Mortgagee by the Mortgagor on any account whatsoever; and

                  (p) the Mortgagor shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Mortgagor by the Company.

5.       POWER OF ATTORNEY

         5.1 The Mortgagor hereby irrevocably and by way of security for the payment by it of the Secured Amounts and the performance of its obligations under this Deed of Mortgage appoints the Mortgagee as its true and lawful attorney (with full power to appoint substitutes and to subdelegate) on behalf of the Mortgagor and in the Mortgagor's own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its sole and absolute discretion, consider to be necessary or advisable to perfect or improve its security over the Mortgaged Property or to give proper effect to the intent and purposes of this Deed of Mortgage or, after delivery of an Enforcement Notice to enable or assist in any way in the exercise of any power of sale of the Mortgaged Property (whether arising under this Deed of Mortgage or implied by statute or otherwise).

6.       ENFORCEMENT

         6.1 The Mortgagee may at any time after the occurrence of an event of Default (as defined in the Note Purchase and Loan Agreement) which has not been timely cured but including, without limitation, the breach of any representation, warranty or covenant contained in this Deed of Mortgage and the other Financing Documents) serve an Enforcement Notice on the Mortgagor. Unless and until the Mortgagee shall have served an Enforcement Notice, but not thereafter:

                  (a) Mortgagee agrees to the fullest extent permitted by applicable law that the Mortgagor has the right to receive payments distributed in respect of the Original Securities and all other securities which may from time to time at any time be derived from the Original Securities; and

                  (b) Appoints Mortgagor as Mortgagee's agent and proxy to vote all of the securities described in clause (a) above and exercise all rights and privileges attributable to such securities as permitted under applicable law. Prior to default, if the Mortgagee shall receive any dividend or money described in clause (a) above, the Mortgagee shall receive the same as agent for Mortgagor and upon receipt shall promptly pay or remit the same, without reduction, to Mortgagor. At the request of Mortgagor, Mortgagee shall give such reasonable assurances, confirmations and advice to any third party as may be necessary for Mortgagor to enjoy the full benefit of the rights and privileges described in clauses (a) and (b) above

         6.2 If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

                  (a) solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

                  (b) solely and exclusively to exercise any and all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the constitutional documents of the Company; and/or

                  (c) to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand; and/or

                  (d) without notice to, or further consent or concurrence by, the Mortgagor to sell the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; upon any sale of the Mortgaged Property or any part thereof the purchaser thereof shall not be bound to see or enquire whether the power of sale of the Mortgagee has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser of the Mortgaged Property, or any part thereof, who shall not be concerned or be in any way answerable therefor; and/or

                  (e) to appoint a receiver in respect of the Mortgaged Property and the provisions of Clause 7 shall apply thereto.

         6.3 The Mortgagee shall not be liable for any loss or damage occasioned by any sale or disposal of the Mortgaged Property (or interest therein) or arising out of the exercise of or failure to exercise any of its powers under this Deed of Mortgage or for any neglect or default to pay any instalment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Mortgaged Property.

7.       MORTGAGEE'S RIGHTS AS TO MORTGAGED PROPERTY

         If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

         7.1 solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

         7.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the memorandum and articles of association of the Company; and/or

         7.3 to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand to be applied towards the discharge of the Secured Obligations; and/or

         7.4 without notice to, or further consent or concurrence by, the Mortgagor to sell or otherwise dispose of the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

         7.5 to date and deliver the documents delivered to it pursuant to this Mortgage as it considers appropriate and to take all steps not already taken to register the Mortgaged Property in the name of the Mortgagee or its nominee or nominees as Collateral Agent and to assume control as registered owner of the Mortgaged Property.

8.       OTHER SECURITY

         8.1 This security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which the Mortgagee may hold now or hereafter in connection with the Financing Documents or the obligations of any other person liable for any of the Secured Amounts.

9.       FURTHER PROVISIONS

         9.1      (a)      This security is in addition to, and shall
                           neither be merged in, nor in any way exclude or prejudice, any other Security Interest or right of recourse or other right whatsoever which the Mortgagee may now or at any time hereafter hold or have (or would apart from this security hold or have) as regards the Mortgagor or any other, person in respect of the Secured Amounts.

                  (b) The powers which this Deed of Mortgage confer on the Mortgagee are cumulative, without prejudice to its powers under the general law, and may be exercised as often as the Mortgagee thinks appropriate; the Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction, scheme or arrangement whatsoever; and the Mortgagor acknowledges that the respective powers of the Mortgagee shall in no circumstances whatsoever be suspended, waived or otherwise prejudiced by anything other than an express waiver or variation in writing.

                  (c) The rights of the Mortgagee in relation to the Mortgaged Property and the recovery of the Secured Amounts (whether arising under this Deed of Mortgage, the other Financing Documents or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any such right shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

                  (d) If any of the provisions of this Deed of Mortgage becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

                  (e) In any proceedings relating to this Deed of Mortgage a statement as to any amount due to the Mortgagee or the Trustee under the Financing Documents which is certified as being correct by an officer or agent of the Mortgagee shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

         9.2      Assignment

                  9.2.1 This Deed of Mortgage shall be binding upon and inure to the benefit of each party hereto and its successors in title and permitted assigns.

                  9.2.2 The Mortgagor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Mortgagee.

                  9.2.3 The Mortgagee may assign or transfer all or any part of its rights, benefits or obligations under this Deed of Mortgage to any other person which is its successor under the Financing Documents. Where the Mortgagee assigns or transfers its obligations or any part thereof, the Mortgagor shall execute such documents as the Mortgagee may specify to release the Mortgagee to the extent of the assignment or transfer or with a view to perfecting such assignment or transfer, or where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Deed of Mortgage.

         9.3      Release of Security

                  Upon final and unconditional repayment of the Secured Amounts in full and provided that no event of Default has occurred, the Mortgagee shall promptly assign the Mortgaged Property to the Mortgagor free of all Security Interests, encumbrances, trusts, equities and claims whatsoever imposed by the Mortgagee and the Mortgagee shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagor may reasonably specify to vest all of the Mortgaged Property in the name of the Mortgagor or its nominee.

         9.4 This Deed of Mortgage is governed by, and shall be construed in accordance with, the laws of the Cayman Islands.

         9.5      (a)      The parties agree that the courts of the Cayman
                           Islands are to have exclusive jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Deed of Mortgage (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Deed of Mortgage.

                  (b) The parties irrevocably waive any objections on the grounds of venue of forum non conveniens or any similar grounds.

                  The parties irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

10.      NOTICES, ENGLISH LANGUAGE

                  (a) Each notice or other communication to be given or made hereunder shall be in the English language and shall, unless otherwise stated be made in writing as provided below.

                  Any notice or other communication or document to be made or delivered by one person to another pursuant to this Deed of Mortgage shall (unless that other person has by fifteen days' written notice to the other specified another address and/or fax or telex number) be made or delivered to that other person at the following address, fax or telex number:

                           The Mortgagor:

                           SEVEN SEAS PETROLEUM INC.
                           5555 San Felipe, Suite 1700
                           Houston, Texas 77056
                           Attention: Larry A. Ray
                           Fax No. (713) 621-9770


                           The Mortgagee:

                           CHESAPEAKE ENERGY CORPORATION
                           6100 North Western Avenue
                           Oklahoma City, Oklahoma 73118
                           Attention: M. Rowland
                           Fax No. (405) 879-9580


                  and shall be deemed to have been made or delivered when such communication or document has been dispatched and the appropriate answer back received (in the case of any communication made by telex) or sent by fax to the fax number of the party set out herein and when receipt is confirmed by facsimile or telephone (in the case of any communication by fax) or (in the case of any communication made by letter) when left at that address or, as the case may be, three days after being deposited in the post first class postage prepaid in an envelope addressed to it at that address; Provided that any communication or document to be made or delivered to the Mortgagee shall be effective only when received by the Mortgagee.

11.      COUNTERPARTS

This Deed of Mortgage may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Deed of Mortgage has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED by                       )
the duly authorised representative          )/s/ LARRY A. RAY
of SEVEN SEAS PETROLEUM INC.,               )
in the presence of:                         )

EXECUTED AS A DEED by                       )
the duly authorised representative          )
of CHESAPEAKE ENERGY CORPORATION            )/s/ TOM L. WARD
as Collateral Agent                         )
in the presence of:                         )

                                   SCHEDULE 1

                               ORIGINAL SECURITIES


Company: Seven Seas Petroleum Colombia Inc., a Cayman Islands company with its registered office at: Caribbean Management Ltd., P.O. Box 1044, 3rd Floor, West Wind Building, George Town, Grand Cayman, Cayman Islands.




Amount or number of
Original Securities                                  Description of Original Securities
-------------------                                  ----------------------------------

1                                                    Shares of US$1.00 par value

                                  July 23, 2001





                            SEVEN SEAS PETROLEUM INC
                                 (as Mortgagor)


                          CHESAPEAKE ENERGY CORPORATION
                                 (as Mortgagee)




                 -----------------------------------------------
                           LEGAL MORTGAGE OVER SHARES

THIS DEED OF MORTGAGE ("Deed of Mortgage") is made as of July 23, 2001

BETWEEN

(1) SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares, the registered office of which is at Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (the "Mortgagor"); and

(2) CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation, whose principal place of business is at 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118 (the "Mortgagee") as Collateral Agent under the Collateral Sharing Agreement (as hereinafter defined) for itself and United States Trust Company of New York, ("Trustee") under that certain Indenture dated July 23, 2001 (the "Indenture"), pursuant to which the Trustee is trustee for the holders of the Mortgagor's 12% Senior Secured Series A Notes (the "Series A Notes") and the Mortgagor's 12% Senior Secured Series B Notes (the "Series B Notes").

WHEREAS

(A) Pursuant to a Note Purchase and Loan Agreement dated as of July 9, 2001 (the "Note Purchase and Loan Agreement") the Mortgagee agreed to advance to the Mortgagor the sum of Twenty-two Million Five Hundred Thousand United States Dollars (US$22,500,000.00), evidenced by a 12% Senior Secured Note due 2004 in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "CEC Note") subject to the terms and conditions stated in: (a) the Note Purchase and Loan Agreement; (b) the CEC Note; (c) the detachable Warrants to purchase twelve million six hundred twelve thousand one hundred forty (12,612,140) shares of the Mortgagor's ordinary shares (the "Warrants"); (d) the Shareholder's Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Shareholder's Agreement"); (e) the Registration Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Registration Agreement");
         (f) the Security Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee as Collateral Agent for itself and the Trustee (the "Security Agreement"); (g) certain other Deeds of Mortgage Over Shares of the subsidiaries of the Mortgagor other than the Companies (as hereinafter defined) dated July 23, 2001 (the "Other Deeds of Mortgage"); (h) the Collateral Sharing and Agency Agreement dated as of July 23, 2001 between the Mortgagee and the Trustee pursuant to which the Mortgagee agrees to act as collateral agent for itself and the Trustee (the "Collateral Sharing Agreement"); and (i) any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement, the Indenture and any of the other documents executed in connection with the Note Purchase and Loan Agreement or the Indenture.

Upon satisfaction of certain conditions set forth in the Note Purchase and Loan
     Agreement, the CEC Note, the Warrants, and the other Related Agreements, the CEC Note issued under the Note Purchase and Loan Agreement may be exchanged by the Mortgagee in part for ordinary shares of the Mortgagor.

The Note Purchase and Loan Agreement was executed on the agreement that the Mortgagor shall enter into this mortgage over shares in the capital of GHK Company Colombia, an Oklahoma corporation and Seven Seas Petroleum USA Inc., a Delaware corporation.

The Mortgagor has agreed to secure the Secured Amounts (as defined below) by entering into this Deed of Mortgage, as well as the other Financing Documents (as defined below).

IT IS AGREED as follows

1.       INTERPRETATION

         1.1 Except where the context otherwise requires, words and expressions defined in the Note Purchase and Loan Agreement or the recitals above shall have the same meaning where used herein and the further words and expressions set out below shall have the following meanings;

                  ACTIVE SUBSIDIARIES means Seven Seas Petroleum USA Inc., a Delaware corporation, Seven Seas Petroleum Colombia Inc., a Cayman Islands company, Petrolinson SA, a Panamanian corporation, and GHK Company Colombia, an Oklahoma corporation.

                  COLLATERAL AGENT means the Mortgagee as collateral agent under the certain Collateral Sharing Agreement;

                  COMPANIES means the companies specified in Schedule 1;

                  ENFORCEMENT NOTICE means an enforcement notice served by the Mortgagee on the Mortgagor pursuant to the terms of this Deed of Mortgage;

                  FINANCING DOCUMENTS means the Note Purchase and Loan Agreement, the Indenture, the CEC Note, the Series A Notes, the Series B Notes, the Security Agreement, the Other Deeds of Mortgage, this Deed of Mortgage, the Related Agreements, the Collateral Sharing Agreement and any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement or the Indenture.

                  INACTIVE SUBSIDIARIES means Seven Seas Petroleum Holdings Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a British Colombia corporation, Seven Seas Resources Australia Inc., a British Colombia corporation, Seven Seas Petroleum Australia Inc., a Cayman Islands company, Seven Seas Petroleum PNG Inc., a Cayman Islands company, Seven Seas Petroleum Argentina, a Cayman Islands company, Seven Seas Mediterranean Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a Cayman Islands company, and Guaduas Pipeline Company, a Cayman Islands company.

                  INDENTURE means the Indenture for the Series A Notes and the Series B Notes as referred to in paragraph (2) above.

                  MORTGAGED PROPERTY means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Mortgagee pursuant to Clause 2;

                  NOTE PURCHASE AND LOAN AGREEMENT means the facility referred to in recital A;

                  ORIGINAL SECURITIES means the securities listed in Schedule 1 which are all registered in the name of the Mortgagor and following execution of this Deed of Mortgage will be transferred into the name of the Mortgagee or its nominee as Collateral Agent;

                  OTHER DEEDS OF MORTGAGE means each Legal Mortgage Over Shares between Mortgagor and Mortgagee delivered concurrently herewith or hereafter delivered;

                  RELATED AGREEMENTS means the Warrants, the warrants granted to the holders of the Series A Notes, the Shareholder's Agreement, the Registration Agreement and any other documents or instruments executed in connection with any of the foregoing;

                  SECURED AMOUNTS means all and any amounts of any kind now or in the future, actual or contingent, due and payable by the Mortgagor to the Mortgagee under the CEC Note or to the Trustee for the benefit of the holders of the Series A Notes or the Series B Notes or under or in connection with this Deed of Mortgage or the other Financing Documents and references to the Secured Amounts include references to any part of them; and

                  SECURITY INTEREST means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or arising.

         1.2      In this Deed of Mortgage:

                  (a) references to the Mortgagor or the Mortgagee include references to any person for the time being deriving title under each of them respectively;

                  (b) references to this Deed of Mortgage and the Financing Documents are references to the same as from time to time varied, supplemented or amended in any manner or respect whatsoever;

                  (c) references to the Original Securities or to the Mortgaged Property include references to any property included in such term;

                  (d) "mortgage" includes a transfer or assignment by way of mortgage;

                  (e) Unless the context otherwise indicates, words importing the singular shall include the plural and vice versa, and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender; and

                  (f)      Clause headings are for ease of reference only.

2.       COVENANT TO PAY SECURED AMOUNTS AND CHARGE

         2.1 The Mortgagor covenants with the Mortgagee for the benefit of the Mortgagee and the Trustee that it shall, whether or not the Mortgagor shall have received an Enforcement Notice in accordance with this Deed of Mortgage or notice of demand in respect of the Secured Amounts, pay and discharge any moneys and liabilities in respect of the Secured Amounts whatsoever which are now or at any time hereafter may be due, owing or payable by the Mortgagor in any currency, actually or contingently, solely and/or jointly and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Deed of Mortgage or the other Financing Documents or as a consequence of any breach, non-performance, disclaimer or repudiation by the Mortgagor of any of its obligations, covenants, representations or warranties under this Deed of Mortgage, the other Financing Documents or otherwise.

         2.2 The Mortgagor hereby transfers absolutely by way of mortgage to the Mortgagee as a continuing security for the payment and discharge of the Secured Amounts, all its rights, title, interest and benefit, present and future in, to and under:

                  (a)      the Original Securities; and

                  (b) all other securities and all rights, monies (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrued on or be offered in respect of the Original Shares whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever.

3.       CONTINUING AND PRIMARY SECURITY

         3.1 This Deed of Mortgage shall be a continuing security, and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Mortgagee is or will be otherwise entitled over the Mortgaged Property, which liens and other Security Interests shall remain in force independently of this Deed of Mortgage.

         3.2 The Original Securities and other Mortgaged Property are hereby mortgaged to the Mortgagee as primary and not as collateral security.

         3.3 The Mortgagor's liability hereunder shall not be discharged or impaired by:

                  (a) the existence or validity of any other security taken by the Mortgagee in relation to the Financing Documents or any enforcement of or failure to enforce or the release of any such security;

                  (b) any amendment to or variation of the Financing Documents or any security relating to the Financing Documents or any assignment thereof or hereof;

                  (c) any release of or granting of time or any other indulgence to the Mortgagor or any third party;

                  (d) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or any obligations of, the Mortgagor or any other person hereunder or under the Financing Documents or any amendment to or variation thereof or of any other document or security comprised therein;

                  (e) the insolvency, liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of the Mortgagor, the Companies or any other person or the appointment of a receiver or administrative receiver or administrator (whether by administration order or otherwise) or trustee or similar officer of any of the assets of the Mortgagor, the Companies or any other person or the occurrence of any circumstances whatsoever affecting the Mortgagor, or any other person's liability to discharge its obligations under the Financing Documents;

                  (f) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of this Deed of Mortgage or the other Financing Documents or the provision of any further security to the Mortgagee at any other time; or

                  (g) any other act, event, neglect or omission which would or might but for this clause operate to impair or discharge the Mortgagor's liability hereunder.

         3.4 Any release, compromise or discharge of the obligations of the Mortgagor shall be deemed to be made subject to the condition that it will be void if any payment or security which the Mortgagee may receive or have received is set aside or proves invalid for whatever reason.

         3.5 Rights may be exercised and demands may be made under this Deed of Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security or other consideration contained in this Deed of Mortgage may be exercised and enforced, irrespective of

                  (a) whether any demands, steps or proceedings are being or have been taken against the Mortgagor or any third party; or

                  (b) whether or in what order any security to which the Mortgagee may be entitled in respect of the Secured Amounts is enforced.

4.       WARRANTIES AND UNDERTAKING

         4.1 The Mortgagor represents and warrants to the Mortgagee and undertakes that:

                  (a) it is the absolute legal and beneficial owner of all of the Original Securities free of all Security Interests, encumbrances, trusts, equities, proxies and claims whatsoever (save under this Deed of Mortgage or the other Financing Documents) and that all of the Original Securities are fully paid up and are non-assessable;

                  (b) except as limited by the Financing Documents, Mortgagor has the full legal and unlimited right to vote the Original Securities in its sole discretion;

                  (c) the Original Securities of each of the Companies constitute 100% of the issued and outstanding equity capital of each of the Companies and are all currently registered in the name of the Mortgagor (subject to the registration of the Original Securities in the name of the Mortgagee as Collateral Agent concurrently with the execution and delivery of this Deed of Mortgage);

                  (d) each of the Mortgagor and the Companies are duly incorporated and in good standing under the respective laws of the jurisdiction in which each of them is incorporated and the Mortgagor has and will at all times have the necessary power to enter into and perform its obligations under this Deed of Mortgage and has duly authorized the execution and delivery of this Deed of Mortgage;

                  (e) neither this Deed of Mortgage or the transfer of the Original Securities to the Mortgagee is subject to any stamp or other tax under the laws of the State of Oklahoma, the State of Delaware or the Cayman Islands, as the case may be, and this Deed of Mortgage is capable of being enforced without being subject to any stamp or other tax under the laws of the State of Oklahoma, the State of Delaware or the Cayman Islands;

                  (f) pursuant to amendments to the articles of incorporation of each of the Companies within 45 days after the date of this Agreement, the Companies will not be permitted to issue any equity capital other than the Original Securities;

                  (g) the Companies have no contractual or other business relationship with any Inactive Subsidiary;

                  (h) No Inactive Subsidiary has any operations, assets or liabilities, direct, indirect or contingent;

                  (i) the Mortgagor holds no rights or Security Interests with respect to present or future revenues and assets, tangible or intangible, relating to the exploration, development, production, transportation and sale of petroleum in and from the Republic of Colombia, directly, by assignment, or otherwise, except as a shareholder of companies whose shares are pledged to Mortgagee pursuant to the Financing Documents;

                  (j) this Deed of Mortgage constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Mortgaged Shares effective in accordance with its terms;

                  (k) the execution, delivery, observance and performance by the Mortgagor of this Deed of Mortgage will not require the Mortgagor to obtain any licenses, consents or approvals and will not result in any violation to the best of the Mortgagor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it or any other agreements;

                  (l) the Companies are not a party or otherwise bound to any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Companies upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (m) it has obtained all the necessary authorizations and consents to enable it to enter into this Mortgage and the necessary authorizations and consents will remain in full force and effect at all times during the existence of the security constituted by this Deed of Mortgage;

                  (n) the execution, delivery, observance and performance by the Mortgagor of the Deed of Mortgage will not constitute an event of default or trigger any enforcement under any Security Interest in the Mortgagor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Companies;

                  (o) the Mortgagor has fully disclosed in writing to the Mortgagee all facts relating to the Mortgagor and the Companies which the Mortgagor knows or should reasonably know and which are material for disclosure to the Mortgagee in the context of the Financing Documents; and

                  (p) no agreement to which the Mortgagor or the Companies or its Colombian branch, as the case may be, is a party, or law, decree or regulation to which either is subject, including without limitation any agreement with Empresa Colombiana de Petroleos or imposition by the Ministro de Minas y Energia de Colombia or any other instrumentality of the Republic of Colombia requires the consent of any such person to the execution, delivery or performance of this Deed of Mortgage and the other Financing Documents and each obligation and covenant contained herein and therein.

4.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding:

         (a) the Mortgagor shall pay to the Mortgagee, upon demand, the amount of all reasonable expenses which the Mortgagee may incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security;

         (b) the Mortgagor shall promptly pay (and shall indemnify the Mortgagee on demand against) all calls, installments and other payments which may be made or become due in respect of the Mortgaged Property and so that, in the event of default by the Mortgagor, the Mortgagee may do so on behalf of the Mortgagor and clause 4.2(a) shall apply accordingly;

         (c) to the extent any Mortgaged Property is at any time not vested in the Mortgagee or its nominee as Collateral Agent the Mortgagor shall forthwith and from time to time deposit with the Mortgagee all certificates and other documents of title relating to the Mortgaged Property and signed share transfer forms;

         (d) the Mortgagor will maintain the Companies in good standing under the laws of their respective jurisdictions and will not do anything that would cause the completion of transactions or enforcement actions contemplated hereunder to incur any stamp or other tax under the laws of the Cayman Islands, the State of Oklahoma or the State of Delaware;

         (e) the Mortgagor will not permit the Company to enter into or become bound by any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

         (f) the Mortgagor will not permit any Inactive Subsidiary to conduct operations or own any asset or incur any liability, direct, indirect or contingent;

         (g) Mortgagor will not permit the Company to engage in any transaction, contractual or otherwise, with any affiliate of Mortgagor except with Mortgagor and Active Subsidiaries and as may otherwise be permitted by the Financing Documents; provided however, that in no event shall the Company engage in any transaction, contractual or otherwise, with an Inactive Subsidiary;

         (h) the Mortgagor shall deliver to the Mortgagee undated letters of resignation executed by all persons now or hereafter serving as Directors of the Companies from time to time, which letters the Mortgagee shall be entitled to date and cause to be given immediate effect as of the date of an Enforcement Notice;

         (i) the Mortgagor shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies (including irrevocable proxies if the Mortgagee so requests) mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the
                  Mortgagee:

(i) to perfect or improve its title to and security over the Mortgaged Property including, without limitation, obtaining such approvals or consents to the rights and remedies granted to the Mortgagee herein as the Mortgagee requests in the Mortgagee's sole discretion;

(ii) to vest the Mortgaged Property (including without limitation the registration thereof in the applicable share registry) in the Mortgagee or its nominee or nominees as Collateral Agent as of the date of execution of this Deed of Mortgage;

(iii) to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Mortgaged Property;

(iv) after the service of an Enforcement Notice to sell or dispose of the Mortgaged Property; or

(v) otherwise to enforce any of the rights of the Mortgagee under or in connection with this Deed of Mortgage;

         (j) the Mortgagor shall not (without the written consent of the Mortgagee):

(i) create or permit to exist over all or part of the Mortgaged Property (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Deed of Mortgage or under other Financing Documents) whether ranking prior to, pari passu with or behind the security contained in this Deed of Mortgage;

(ii) sell, transfer or otherwise dispose of the Mortgaged Property or any interest therein or attempt or agree to so dispose;

(iii) permit any person other than the Mortgagee or its nominee to be registered as or become the holder of the Mortgaged Property as Collateral Agent; or

(iv) vote in favour of a resolution or amend, modify or change the articles of incorporation or bylaws of either of the Companies or authorize the issuance by any of the Companies of any shares or any other equity security.

(v) except as otherwise permitted by the Financing Documents permit the Companies to transfer, assign, dispose of or encumber any rights or interests of the Companies, direct or indirect, with respect to petroleum exploration, development, production, transportation, sale or other disposition or with respect to any association or other contract under which the Companies have such rights or interests;

(vi) permit the Companies to grant any Security Interest in, or otherwise encumber, any of its assets, tangible or intangible, except as may be expressly permitted by the Financing Documents;

(vii) permit the Companies to make any distribution or payment to or for the benefit of Mortgagor, whether directly or otherwise, if the effect of that distribution or payment is to render the Companies insolvent or unable to pay its obligations as they mature; or

(viii) take any other action that would have as its effect a breach of a Financing Document.

                  (k) to the extent received by the Mortgagor, it shall forward to the Mortgagee all notices, reports, accounts and other documents relating to the Mortgaged Property or which are sent to the holders of any of the Mortgaged Property as soon as they are received;

                  (l) no further shares or equity securities of any kind in the Companies (or any options or other rights with respect thereto) will be issued and the authorized shares shall at no time exceed the issued shares;

                  (m) at any time after the service of an Enforcement Notice, it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Mortgaged Property as the Mortgagee may in its absolute discretion direct, it being understood that the Mortgagee has reserved the right to exercise all such voting rights directly for any proper purpose, including without limitation the immediate removal of Directors of the Companies and their replacement;

                  (n) the Mortgagor shall not take or accept any Security Interest from the Companies or, in relation to the Secured Amounts, from any third party, without first obtaining the Mortgagee's written consent or permit any Security Interest to be granted by the Companies to any third party, except as may be expressly permitted by the Financing Documents;

                  (o) the Mortgagor shall not prove in a liquidation or winding up of the Companies in competition with the Mortgagee for any amount whatsoever owing to the Mortgagee by the Mortgagor on any account whatsoever; and

                  (p) the Mortgagor shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Mortgagor by the Companies.

5.       POWER OF ATTORNEY

         5.1 The Mortgagor hereby irrevocably and by way of security for the payment by it of the Secured Amounts and the performance of its obligations under this Deed of Mortgage appoints the Mortgagee as its true and lawful attorney (with full power to appoint substitutes and to subdelegate) on behalf of the Mortgagor and in the

                  Mortgagor's own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its sole and absolute discretion, consider to be necessary or advisable to perfect or improve its security over the Mortgaged Property or to give proper effect to the intent and purposes of this Deed of Mortgage or, after delivery of an Enforcement Notice to enable or assist in any way in the exercise of any power of sale of the Mortgaged Property (whether arising under this Deed of Mortgage or implied by statute or otherwise).

6.       ENFORCEMENT

         6.1 The Mortgagee may at any time after the occurrence of an event of Default (as defined in the Note Purchase and Loan Agreement) which has not been timely cured but including, without limitation, the breach of any representation, warranty or covenant contained in this Deed of Mortgage and the other Financing Documents) serve an Enforcement Notice on the Mortgagor. Unless and until the Mortgagee shall have served an Enforcement Notice, but not thereafter:

                  (a) Mortgagee agrees to the fullest extent permitted by applicable law that the Mortgagor has the right to receive payments distributed in respect of the Original Securities and all other securities which may from time to time at any time be derived from the Original Securities; and

                  (b) Appoints Mortgagor as Mortgagee's agent and proxy to vote all of the securities described in clause (a) above and exercise all rights and privileges attributable to such securities as permitted under applicable law. Prior to default, if the Mortgagee shall receive any dividend or money described in clause (a) above, the Mortgagee shall receive the same as agent for Mortgagor and upon receipt shall promptly pay or remit the same, without reduction, to Mortgagor. At the request of Mortgagor, Mortgagee shall give such reasonable assurances, confirmations and advice to any third party as may be necessary for Mortgagor to enjoy the full benefit of the rights and privileges described in clauses (a) and (b) above

         6.2 If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

                  (a) solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

                  (b) solely and exclusively to exercise any and all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the constitutional documents of the Company; and/or

                  (c) to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand; and/or

                  (d) without notice to, or further consent or concurrence by, the Mortgagor to sell the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; upon any sale of the Mortgaged Property or any part thereof the purchaser thereof shall not be bound to see or enquire whether the power of sale of the Mortgagee has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser of the Mortgaged Property, or any part thereof, who shall not be concerned or be in any way answerable therefor; and/or

                  (e) to appoint a receiver in respect of the Mortgaged Property and the provisions of Clause 7 shall apply thereto.

         6.3 The Mortgagee shall not be liable for any loss or damage occasioned by any sale or disposal of the Mortgaged Property (or interest therein) or arising out of the exercise of or failure to exercise any of its powers under this Deed of Mortgage or for any neglect or default to pay any instalment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Mortgaged Property.

7.       MORTGAGEE'S RIGHTS AS TO MORTGAGED PROPERTY

         If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

         7.1 solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

         7.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the memorandum and articles of association of the Company; and/or

         7.3 to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand to be applied towards the discharge of the Secured Obligations; and/or

         7.4 without notice to, or further consent or concurrence by, the Mortgagor to sell or otherwise dispose of the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

         7.5 to date and deliver the documents delivered to it pursuant to this Mortgage as it considers appropriate and to take all steps not already taken to register the Mortgaged Property in the name of the Mortgagee or its nominee or nominees as Collateral Agent and to assume control as registered owner of the Mortgaged Property.

8.       OTHER SECURITY

         8.1 This security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which the Mortgagee may hold now or hereafter in connection with the Financing Documents or the obligations of any other person liable for any of the Secured Amounts.

9.       FURTHER PROVISIONS

         9.1 (a) This security is in addition to, and shall neither be merged in, nor in any way exclude or prejudice, any other Security Interest or right of recourse or other right whatsoever which the Mortgagee may now or at any time hereafter hold or have (or would apart from this security hold or have) as regards the Mortgagor or any other, person in respect of the Secured Amounts.

              (b) The powers which this Deed of Mortgage confer on the Mortgagee are cumulative, without prejudice to its powers under the general law, and may be exercised as often as the Mortgagee thinks appropriate; the Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction, scheme or arrangement whatsoever; and the Mortgagor acknowledges that the respective powers of the Mortgagee shall in no circumstances whatsoever be suspended, waived or otherwise prejudiced by anything other than an express waiver or variation in writing.

              (c) The rights of the Mortgagee in relation to the Mortgaged
                  Property and the recovery of the Secured Amounts (whether arising under this Deed of

                  Mortgage, the other Financing Documents or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any such right shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

              (d) If any of the provisions of this Deed of Mortgage becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

              (e) In any proceedings relating to this Deed of Mortgage a statement as to any amount due to the Mortgagee or the Trustee under the Financing Documents which is certified as being correct by an officer or agent of the Mortgagee shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

9.2      Assignment

         9.2.1 This Deed of Mortgage shall be binding upon and inure to the benefit of each party hereto and its successors in title and permitted assigns.

         9.2.2 The Mortgagor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Mortgagee.

         9.2.3 The Mortgagee may assign or transfer all or any part of its rights, benefits or obligations under this Deed of Mortgage to any other person which is its successor under the Financing Documents. Where the Mortgagee assigns or transfers its obligations or any part thereof, the Mortgagor shall execute such documents as the Mortgagee may specify to release the Mortgagee to the extent of the assignment or transfer or with a view to perfecting such assignment or transfer, or where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Deed of Mortgage.

9.3      Release of Security

         Upon final and unconditional repayment of the Secured Amounts in full and provided that no event of Default has occurred, the Mortgagee shall promptly assign the Mortgaged Property to the Mortgagor free of all Security Interests, encumbrances, trusts, equities and claims whatsoever imposed by the Mortgagee and the Mortgagee shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagor may reasonably specify to vest all of the Mortgaged Property in the name of the Mortgagor or its nominee.

9.4 This Deed of Mortgage is governed by, and shall be construed in accordance with, the laws of the Cayman Islands.

9.5      (a) The parties agree that the courts of the Cayman Islands are to have exclusive jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Deed of Mortgage (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Deed of Mortgage.

         (b) The parties irrevocably waive any objections on the grounds of venue of forum non conveniens or any similar grounds. The parties irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

10.      NOTICES, ENGLISH LANGUAGE

         (a) Each notice or other communication to be given or made hereunder shall be in the English language and shall, unless otherwise stated be made in writing as provided below.

         Any notice or other communication or document to be made or delivered by one person to another pursuant to this Deed of Mortgage shall (unless that other person has by fifteen days' written notice to the other specified another address and/or fax or telex number) be made or delivered to that other person at the following address, fax or telex number:

             The Mortgagor:
             -------------

             SEVEN SEAS PETROLEUM INC.
             5555 San Felipe, Suite 1700
             Houston, Texas 77056
             Attention: Larry A. Ray
             Fax No. (713) 621-9770


             The Mortgagee:
             -------------

             CHESAPEAKE ENERGY CORPORATION
             6100 North Western Avenue
             Oklahoma City, Oklahoma 73118
             Attention: M. Rowland
             Fax No. (405) 879-9580
                  and shall be deemed to have been made or delivered when such communication or document has been dispatched and the appropriate answer back received (in the case of any communication made by telex) or sent by fax to the fax number of the party set out herein and when receipt is confirmed by facsimile or telephone (in the case of any communication by fax) or (in the case of any communication made by letter) when left at that address or, as the case may be, three days after being deposited in the post first class postage prepaid in an envelope addressed to it at that address; Provided that any communication or document to be made or delivered to the Mortgagee shall be effective only when received by the Mortgagee.

11.      COUNTERPARTS

This Deed of Mortgage may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Deed of Mortgage has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED by                   )
the duly authorised representative      )/s/ LARRY A. RAY
of SEVEN SEAS PETROLEUM INC.,           )
in the presence of:                     )

EXECUTED AS A DEED by                   )
the duly authorised representative      )
of CHESAPEAKE ENERGY CORPORATION        )/s/ TOM L. WARD
as Collateral Agent                     )
in the presence of:                     )

                                   SCHEDULE 1
                               ORIGINAL SECURITIES


                                    Amount or number of
         Company                    Original Securities       Description of Original Securities
         -------                    -------------------       ----------------------------------
Seven Seas Petroleum USA Inc.,      100                       Common Shares
a Delaware corporation

GHK Company Columbia, an            1000                      Common Shares
Oklahoma corporation

                                  July 23, 2001





                            SEVEN SEAS PETROLEUM INC
                                 (as Mortgagor)


                          CHESAPEAKE ENERGY CORPORATION
                                 (as Mortgagee)




                     -------------------------------------
                           LEGAL MORTGAGE OVER SHARES

THIS DEED OF MORTGAGE ("Deed of Mortgage") is made as of July 23, 2001

BETWEEN

(1) SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares, the registered office of which is at Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (the "Mortgagor"); and

(2) CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation, whose principal place of business is at 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118 (the "Mortgagee") as Collateral Agent under the Collateral Sharing Agreement (as hereinafter defined) for itself and United States Trust Company of New York, ("Trustee") under that certain Indenture dated July 23, 2001 (the "Indenture"), pursuant to which the Trustee is trustee for the holders of the Mortgagor's 12% Senior Secured Series A Notes (the "Series A Notes") and the Mortgagor's 12% Senior Secured Series B Notes (the "Series B Notes").

WHEREAS

(A) Pursuant to a Note Purchase and Loan Agreement dated as of July 9, 2001 (the "Note Purchase and Loan Agreement") the Mortgagee agreed to advance to the Mortgagor the sum of Twenty-two Million Five Hundred Thousand United States Dollars (US$22,500,000.00), evidenced by a 12% Senior Secured Note due 2004 in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "CEC Note") subject to the terms and conditions stated in: (a) the Note Purchase and Loan Agreement; (b) the CEC Note; (c) the detachable Warrants to purchase twelve million six hundred twelve thousand one hundred forty (12,612,140) shares of the Mortgagor's ordinary shares (the "Warrants"); (d) the Shareholder's Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Shareholder's Agreement"); (e) the Registration Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Registration Agreement");
         (f) the Security Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee as Collateral Agent for itself and the Trustee (the "Security Agreement"); (g) certain other Deeds of Mortgage Over Shares of the subsidiaries of the Mortgagor other than the Company (as hereinafter defined) dated July 23, 2001 (the "Other Deeds of Mortgage"); (h) the Collateral Sharing and Agency Agreement dated as of July 23, 2001 between the Mortgagee and the Trustee pursuant to which the Mortgagee agrees to act as collateral agent for itself and the Trustee (the "Collateral Sharing Agreement"); and (i) any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement, the Indenture and any of the other documents executed in connection with the Note Purchase and Loan Agreement or the Indenture.

Upon satisfaction of certain conditions set forth in the Note Purchase and Loan Agreement, the CEC Note, the Warrants, and the other Related Agreements, the CEC Note issued under the Note Purchase and Loan Agreement may be exchanged by the Mortgagee in part for ordinary shares of the Mortgagor.

The Note Purchase and Loan Agreement was executed on the agreement that the Mortgagor shall enter into this mortgage over shares in the capital of Petrolinson S.A., a company organized under the laws of Panama.

The Mortgagor has agreed to secure the Secured Amounts (as defined below) by entering into this Deed of Mortgage, as well as the other Financing Documents (as defined below).

IT IS AGREED as follows

1.       INTERPRETATION

         1.1 Except where the context otherwise requires, words and expressions defined in the Note Purchase and Loan Agreement or the recitals above shall have the same meaning where used herein and the further words and expressions set out below shall have the following meanings;

                  ACTIVE SUBSIDIARIES means Seven Seas Petroleum USA Inc., a Delaware corporation, Seven Seas Petroleum Colombia Inc., a Cayman Islands company, Petrolinson SA, a Panamanian corporation, and GHK Company Colombia, an Oklahoma corporation.

                  COLLATERAL AGENT means the Mortgagee as collateral agent under the certain Collateral Sharing Agreement;

                  COMPANY means the company specified in Schedule 1;

                  ENFORCEMENT NOTICE means an enforcement notice served by the Mortgagee on the Mortgagor pursuant to the terms of this Deed of Mortgage;

                  FINANCING DOCUMENTS means the Note Purchase and Loan Agreement, the Indenture, the CEC Note, the Series A Notes, the Series B Notes, the Security Agreement, the Other Deeds of Mortgage, this Deed of Mortgage, the Related Agreements, the Collateral Sharing Agreement and any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement or the Indenture.

                  INACTIVE SUBSIDIARIES means Seven Seas Petroleum Holdings Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a British Colombia corporation, Seven Seas Resources Australia Inc., a British Colombia corporation, Seven Seas Petroleum Australia Inc., a Cayman Islands company, Seven Seas Petroleum PNG Inc., a Cayman Islands company, Seven Seas Petroleum Argentina, a Cayman Islands company, Seven Seas Mediterranean Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a Cayman Islands company, and Guaduas Pipeline Company, a Cayman Islands company.

                  INDENTURE means the Indenture for the Series A Notes and the Series B Notes as referred to in paragraph (2) above.

                  MORTGAGED PROPERTY means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Mortgagee pursuant to Clause 2;

                  NOTE PURCHASE AND LOAN AGREEMENT means the facility referred to in recital A;

                  ORIGINAL SECURITIES means the securities listed in Schedule 1 which are all registered in the name of the Mortgagor and following execution of this Deed of Mortgage will be transferred into the name of the Mortgagee or its nominee as Collateral Agent;

                  OTHER DEEDS OF MORTGAGE means each Legal Mortgage Over Shares between Mortgagor and Mortgagee delivered concurrently herewith or hereafter delivered;

                  RELATED AGREEMENTS means the Warrants, the warrants granted to the holders of the Series A Notes, the Shareholder's Agreement, the Registration Agreement and any other documents or instruments executed in connection with any of the foregoing;

                  SECURED AMOUNTS means all and any amounts of any kind now or in the future, actual or contingent, due and payable by the Mortgagor to the Mortgagee under the CEC Note or to the Trustee for the benefit of the holders of the Series A Notes or the Series B Notes or under or in connection with this Deed of Mortgage or the other Financing Documents and references to the Secured Amounts include references to any part of them; and

                  SECURITY INTEREST means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or arising.

         1.2      In this Deed of Mortgage:

                  (a) references to the Mortgagor or the Mortgagee include references to any person for the time being deriving title under each of them respectively;

                  (b) references to this Deed of Mortgage and the Financing Documents are references to the same as from time to time varied, supplemented or amended in any manner or respect whatsoever;

                  (c) references to the Original Securities or to the Mortgaged Property include references to any property included in such term;

                  (d) "mortgage" includes a transfer or assignment by way of mortgage;

                  (e) Unless the context otherwise indicates, words importing the singular shall include the plural and vice versa, and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender; and

                  (f)      Clause headings are for ease of reference only.

2.       COVENANT TO PAY SECURED AMOUNTS AND CHARGE

         2.1 The Mortgagor covenants with the Mortgagee for the benefit of the Mortgagee and the Trustee that it shall, whether or not the Mortgagor shall have received an Enforcement Notice in accordance with this Deed of Mortgage or notice of demand in respect of the Secured Amounts, pay and discharge any moneys and liabilities in respect of the Secured Amounts whatsoever which are now or at any time hereafter may be due, owing or payable by the Mortgagor in any currency, actually or contingently, solely and/or jointly and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Deed of Mortgage or the other Financing Documents or as a consequence of any breach, non-performance, disclaimer or repudiation by the Mortgagor of any of its obligations, covenants, representations or warranties under this Deed of Mortgage, the other Financing Documents or otherwise.

         2.2 The Mortgagor hereby transfers absolutely by way of mortgage to the Mortgagee as a continuing security for the payment and discharge of the Secured Amounts, all its rights, title, interest and benefit, present and future in, to and under:

                  (a)      the Original Securities; and

                  (b) all other securities and all rights, monies (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrued on or be offered in respect of the Original Shares whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever.

3.       CONTINUING AND PRIMARY SECURITY

         3.1 This Deed of Mortgage shall be a continuing security, and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Mortgagee is or will be otherwise entitled over the Mortgaged Property, which liens and other Security Interests shall remain in force independently of this Deed of Mortgage.

         3.2 The Original Securities and other Mortgaged Property are hereby mortgaged to the Mortgagee as primary and not as collateral security.

         3.3 The Mortgagor's liability hereunder shall not be discharged or impaired by:

                  (a) the existence or validity of any other security taken by the Mortgagee in relation to the Financing Documents or any enforcement of or failure to enforce or the release of any such security;

                  (b) any amendment to or variation of the Financing Documents or any security relating to the Financing Documents or any assignment thereof or hereof;

                  (c) any release of or granting of time or any other indulgence to the Mortgagor or any third party;

                  (d) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or any obligations of, the Mortgagor or any other person hereunder or under the Financing Documents or any amendment to or variation thereof or of any other document or security comprised therein;

                  (e) the insolvency, liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of the Mortgagor, the Company or any other person or the appointment of a receiver or administrative receiver or administrator (whether by administration order or otherwise) or trustee or similar officer of any of the assets of the Mortgagor, the Company or any other person or the occurrence of any circumstances whatsoever affecting the Mortgagor, or any other person's liability to discharge its obligations under the Financing Documents;

                  (f) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of this Deed of Mortgage or the other Financing Documents or the provision of any further security to the Mortgagee at any other time; or

                  (g) any other act, event, neglect or omission which would or might but for this clause operate to impair or discharge the Mortgagor's liability hereunder.

         3.4 Any release, compromise or discharge of the obligations of the Mortgagor shall be deemed to be made subject to the condition that it will be void if any payment or security which the Mortgagee may receive or have received is set aside or proves invalid for whatever reason.

         3.5 Rights may be exercised and demands may be made under this Deed of Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security or other consideration contained in this Deed of Mortgage may be exercised and enforced, irrespective of

                  (a) whether any demands, steps or proceedings are being or have been taken against the Mortgagor or any third party; or

                  (b) whether or in what order any security to which the Mortgagee may be entitled in respect of the Secured Amounts is enforced.

4.       WARRANTIES AND UNDERTAKING

         4.1 The Mortgagor represents and warrants to the Mortgagee and undertakes that:

                  (a) it is the absolute legal and beneficial owner of all of the Original Securities free of all Security Interests, encumbrances, trusts, equities, proxies and claims whatsoever (save under this Deed of Mortgage or the other Financing Documents) and that all of the Original Securities are fully paid up and are non-assessable;

                  (b) except as limited by the Financing Documents, Mortgagor has the full legal and unlimited right to vote the Original Securities in its sole discretion;

                  (c) the Original Securities constitute 100% of the issued and outstanding equity capital of the Company and are all currently registered in the name of the Mortgagor (subject to the registration of the Original Securities in the name of the Mortgagee as Collateral Agent concurrently with the execution and delivery of this Deed of Mortgage);

                  (d) the Mortgagor and the Company are duly incorporated and in good standing under the respective laws of the jurisdiction in which each of them is incorporated and the Mortgagor has and will at all times have the necessary power to enter into and perform its obligations under this Deed of Mortgage and has duly authorized the execution and delivery of this Deed of Mortgage;

                  (e) neither this Deed of Mortgage or the transfer of the Original Securities to the Mortgagee is subject to any stamp or other tax under the laws of Panama or the Cayman Islands and this Deed of Mortgage is capable of being enforced without being subject to any stamp or other tax under the laws of Panama or the Cayman Islands;

                  (f) pursuant to amendments to the organization documents within 45 days after the date of this Agreement, the Company will not be permitted to issue any equity capital other than the Original Securities;

                  (g) the Company has no contractual or other business relationship with any Inactive Subsidiary;

                  (h) No Inactive Subsidiary has any operations, assets or liabilities, direct, indirect or contingent;

                  (i) the Mortgagor holds no rights or Security Interests with respect to present or future revenues and assets, tangible or intangible, relating to the exploration, development, production, transportation and sale of petroleum in and from the Republic of Colombia, directly, by assignment, or otherwise, except as a shareholder of companies whose shares are pledged to Mortgagee pursuant to the Financing Documents;

                  (j) this Deed of Mortgage constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Mortgaged Shares effective in accordance with its terms;

                  (k) the execution, delivery, observance and performance by the Mortgagor of this Deed of Mortgage will not require the Mortgagor to obtain any licenses, consents or approvals and will not result in any violation to the best of the Mortgagor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it or any other agreements;

                  (l) the Company is not a party or otherwise bound to any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (m) it has obtained all the necessary authorizations and consents to enable it to enter into this Mortgage and the necessary authorizations and consents will remain in full force and effect at all times during the existence of the security constituted by this Deed of Mortgage;

                  (n) the execution, delivery, observance and performance by the Mortgagor of the Deed of Mortgage will not constitute an event of default or trigger any enforcement under any Security Interest in the Mortgagor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Company;

                  (o) the Mortgagor has fully disclosed in writing to the Mortgagee all facts relating to the Mortgagor and the Company which the Mortgagor knows or should reasonably know and which are material for disclosure to the Mortgagee in the context of the Financing Documents; and

                  (p) no agreement to which the Mortgagor or the Company or its Colombian branch is a party, or law, decree or regulation to which either is subject, including without limitation any agreement with Empresa Colombiana de Petroleos or imposition by the Ministro de Minas y Energia de Colombia or any other instrumentality of the Republic of Colombia requires the consent of any such person to the execution, delivery or performance of this Deed of Mortgage and the other Financing Documents and each obligation and covenant contained herein and therein.

         4.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding:

                  (a) the Mortgagor shall pay to the Mortgagee, upon demand, the amount of all reasonable expenses which the Mortgagee may incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security;

                  (b) the Mortgagor shall promptly pay (and shall indemnify the Mortgagee on demand against) all calls, installments and other payments which may be made or become due in respect of the Mortgaged Property and so that, in the event of default by the Mortgagor, the Mortgagee may do so on behalf of the Mortgagor and clause 4.2(a) shall apply accordingly;

                  (c) to the extent any Mortgaged Property is at any time not vested in the Mortgagee or its nominee as Collateral Agent the Mortgagor shall forthwith and from time to time deposit with the Mortgagee all certificates and other documents of title relating to the Mortgaged Property and signed share transfer forms;

                  (d) the Mortgagor will maintain the Company in good standing under the laws of Panama and will not do anything that would cause the completion of transactions or enforcement actions contemplated hereunder to incur any stamp or other tax under the laws of Panama or the Cayman Islands;

                  (e) the Mortgagor will not permit the Company to enter into or become bound by any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (f) the Mortgagor will not permit any Inactive Subsidiary to conduct operations or own any asset or incur any liability, direct, indirect or contingent;

                  (g) Mortgagor will not permit the Company to engage in any transaction, contractual or otherwise, with any affiliate of Mortgagor except with Mortgagor and Active Subsidiaries and as may otherwise be permitted by the Financing Documents; provided however, that in no event shall the Company engage in any transaction, contractual or otherwise, with an Inactive Subsidiary;

                  (h) the Mortgagor shall deliver to the Mortgagee undated letters of resignation executed by all persons now or hereafter serving as Directors of the Company from time to time, which letters the Mortgagee shall be entitled to date and cause to be given immediate effect as of the date of an Enforcement Notice;

                  (i) the Mortgagor shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies (including irrevocable proxies if the Mortgagee so requests) mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the Mortgagee:

(i) to perfect or improve its title to and security over the Mortgaged Property including, without limitation, obtaining such approvals or consents to the rights and remedies granted to the Mortgagee herein as the Mortgagee requests in the Mortgagee's sole discretion;

(ii) to vest the Mortgaged Property (including without limitation the registration thereof in the applicable share registry) in the Mortgagee or its nominee or nominees as Collateral Agent as of the date of execution of this Deed of Mortgage;

(iii) to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Mortgaged Property;

(iv) after the service of an Enforcement Notice to sell or dispose of the Mortgaged Property; or

(v) otherwise to enforce any of the rights of the Mortgagee under or in connection with this Deed of Mortgage;

                  (j) the Mortgagor shall not (without the written consent of the Mortgagee):

(i) create or permit to exist over all or part of the Mortgaged Property (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Deed of Mortgage or under other Financing Documents) whether ranking prior to, pari passu with or behind the security contained in this Deed of Mortgage;

(ii) sell, transfer or otherwise dispose of the Mortgaged Property or any interest therein or attempt or agree to so dispose;

(iii) permit any person other than the Mortgagee or its nominee to be registered as or become the holder of the Mortgaged Property as Collateral Agent; or

(iv) vote in favour of a resolution or amend, modify or change organization documents of the Company or authorize the issuance by the Company of any shares or any other equity security.

(v) except as otherwise permitted by the Financing Documents permit the Company to transfer, assign, dispose of or encumber any rights or interests of the Company, direct or indirect, with respect to petroleum exploration, development, production, transportation, sale or other disposition or with respect to any association or other contract under which the Company has such rights or interests;

(vi) permit the Company to grant any Security Interest in, or otherwise encumber, any of its assets, tangible or intangible, except as may be expressly permitted by the Financing Documents;

(vii) permit the Company to make any distribution or payment to or for the benefit of Mortgagor, whether directly or otherwise, if the effect of that distribution or payment is to render the Company insolvent or unable to pay its obligations as they mature; or

(viii) take any other action that would have as its effect a breach of a Financing Document.

                  (k) to the extent received by the Mortgagor, it shall forward to the Mortgagee all notices, reports, accounts and other documents relating to the Mortgaged Property or which are sent to the holders of any of the Mortgaged Property as soon as they are received;

                  (l) no further shares or equity securities of any kind in the Company (or any options or other rights with respect thereto) will be issued and the authorized shares shall at no time exceed the issued shares;

                  (m) at any time after the service of an Enforcement Notice, it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Mortgaged Property as the Mortgagee may in its absolute discretion direct, it being understood that the Mortgagee has reserved the right to exercise all such voting rights directly for any proper purpose, including without limitation the immediate removal of Directors of the Company and their replacement;

                  (n) the Mortgagor shall not take or accept any Security Interest from the Company or, in relation to the Secured Amounts, from any third party, without first obtaining the Mortgagee's written consent or permit any Security Interest to be granted by the Company to any third party, except as may be expressly permitted by the Financing Documents;

                  (o) the Mortgagor shall not prove in a liquidation or winding up of the Company in competition with the Mortgagee for any amount whatsoever owing to the Mortgagee by the Mortgagor on any account whatsoever; and

                  (p) the Mortgagor shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Mortgagor by the Company.

5.       POWER OF ATTORNEY

         5.1 The Mortgagor hereby irrevocably and by way of security for the payment by it of the Secured Amounts and the performance of its obligations under this Deed of Mortgage appoints the Mortgagee as its true and lawful attorney (with full power to appoint substitutes and to subdelegate) on behalf of the Mortgagor and in the Mortgagor's own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its sole and absolute discretion, consider to be necessary or advisable to perfect or improve its security over the Mortgaged Property or to give proper effect to the intent and purposes of this Deed of Mortgage or, after delivery of an Enforcement Notice to enable or assist in any way in the exercise of any power of sale of the Mortgaged Property (whether arising under this Deed of Mortgage or implied by statute or otherwise).

6.       ENFORCEMENT

         6.1 The Mortgagee may at any time after the occurrence of an event of Default (as defined in the Note Purchase and Loan Agreement) which has not been timely cured but including, without limitation, the breach of any representation, warranty or covenant contained in this Deed of Mortgage and the other Financing Documents) serve an Enforcement Notice on the Mortgagor. Unless and until the Mortgagee shall have served an Enforcement Notice, but not thereafter:

                  (a) Mortgagee agrees to the fullest extent permitted by applicable law that the Mortgagor has the right to receive payments distributed in respect of the Original Securities and all other securities which may from time to time at any time be derived from the Original Securities; and

                  (b) Appoints Mortgagor as Mortgagee's agent and proxy to vote all of the securities described in clause (a) above and exercise all rights and privileges attributable to such securities as permitted under applicable law. Prior to default, if the Mortgagee shall receive any dividend or money described in clause (a) above, the Mortgagee shall receive the same as agent for Mortgagor and upon receipt shall promptly pay or remit the same, without reduction, to Mortgagor. At the request of Mortgagor, Mortgagee shall give such reasonable assurances, confirmations and advice to any third party as may be necessary for Mortgagor to enjoy the full benefit of the rights and privileges described in clauses (a) and (b) above

         6.2 If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

                  (a) solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

                  (b) solely and exclusively to exercise any and all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the constitutional documents of the Company; and/or

                  (c) to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand; and/or

                  (d) without notice to, or further consent or concurrence by, the Mortgagor to sell the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; upon any sale of the Mortgaged Property or any part thereof the purchaser thereof shall not be bound to see or enquire whether the power of sale of the Mortgagee has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser of the Mortgaged Property, or any part thereof, who shall not be concerned or be in any way answerable therefor; and/or

                  (e) to appoint a receiver in respect of the Mortgaged Property and the provisions of Clause 7 shall apply thereto.

         6.3 The Mortgagee shall not be liable for any loss or damage occasioned by any sale or disposal of the Mortgaged Property (or interest therein) or arising out of the exercise of or failure to exercise any of its powers under this Deed of Mortgage or for any neglect or default to pay any instalment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Mortgaged Property.

7.       MORTGAGEE'S RIGHTS AS TO MORTGAGED PROPERTY

         If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

         7.1 solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

         7.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the memorandum and articles of association of the Company; and/or

         7.3 to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand to be applied towards the discharge of the Secured Obligations; and/or

         7.4 without notice to, or further consent or concurrence by, the Mortgagor to sell or otherwise dispose of the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

         7.5 to date and deliver the documents delivered to it pursuant to this Mortgage as it considers appropriate and to take all steps not already taken to register the Mortgaged Property in the name of the Mortgagee or its nominee or nominees as Collateral Agent and to assume control as registered owner of the Mortgaged Property.

8.       OTHER SECURITY

         8.1 This security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which the Mortgagee may hold now or hereafter in connection with the Financing Documents or the obligations of any other person liable for any of the Secured Amounts.

9.       FURTHER PROVISIONS

         9.1      (a)      This security is in addition to, and shall
                           neither be merged in, nor in any way exclude or prejudice, any other Security Interest or right of recourse or other right whatsoever which the Mortgagee may now or at any time hereafter hold or have (or would apart from this security hold or have) as regards the Mortgagor or any other, person in respect of the Secured Amounts.

                  (b) The powers which this Deed of Mortgage confer on the Mortgagee are cumulative, without prejudice to its powers under the general law, and may be exercised as often as the Mortgagee thinks appropriate; the Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction, scheme or arrangement whatsoever; and the Mortgagor acknowledges that the respective powers of the Mortgagee shall in no circumstances whatsoever be suspended, waived or otherwise prejudiced by anything other than an express waiver or variation in writing.

                  (c) The rights of the Mortgagee in relation to the Mortgaged Property and the recovery of the Secured Amounts (whether arising under this Deed of Mortgage, the other Financing Documents or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any such right shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

                  (d) If any of the provisions of this Deed of Mortgage becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

                  (e) In any proceedings relating to this Deed of Mortgage a statement as to any amount due to the Mortgagee or the Trustee under the Financing Documents which is certified as being correct by an officer or agent of the Mortgagee shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

         9.2      Assignment

                  9.2.1 This Deed of Mortgage shall be binding upon and inure to the benefit of each party hereto and its successors in title and permitted assigns.

                  9.2.2 The Mortgagor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Mortgagee.

                  9.2.3 The Mortgagee may assign or transfer all or any part of its rights, benefits or obligations under this Deed of Mortgage to any other person which is its successor under the Financing Documents. Where the Mortgagee assigns or transfers its obligations or any part thereof, the Mortgagor shall execute such documents as the Mortgagee may specify to release the Mortgagee to the extent of the assignment or transfer or with a view to perfecting such assignment or transfer, or where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Deed of Mortgage.

         9.3      Release of Security

                  Upon final and unconditional repayment of the Secured Amounts in full and provided that no event of Default has occurred, the Mortgagee shall promptly assign the Mortgaged Property to the Mortgagor free of all Security Interests, encumbrances, trusts, equities and claims whatsoever imposed by the Mortgagee and the Mortgagee shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagor may reasonably specify to vest all of the Mortgaged Property in the name of the Mortgagor or its nominee.

         9.4 This Deed of Mortgage is governed by, and shall be construed in accordance with, the laws of the Cayman Islands.

         9.5      (a)      The parties agree that the courts of the Cayman
                           Islands are to have exclusive jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Deed of Mortgage (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Deed of Mortgage.

                  (b) The parties irrevocably waive any objections on the grounds of venue of forum non conveniens or any similar grounds.

                  The parties irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

10.      NOTICES, ENGLISH LANGUAGE

                  (a) Each notice or other communication to be given or made hereunder shall be in the English language and shall, unless otherwise stated be made in writing as provided below.

                  Any notice or other communication or document to be made or delivered by one person to another pursuant to this Deed of Mortgage shall (unless that other person has by fifteen days' written notice to the other specified another address and/or fax or telex number) be made or delivered to that other person at the following address, fax or telex number:

                           The Mortgagor:

                           SEVEN SEAS PETROLEUM INC.
                           5555 San Felipe, Suite 1700
                           Houston, Texas 77056
                           Attention: Larry A. Ray
                           Fax No. (713) 621-9770


                           The Mortgagee:

                           CHESAPEAKE ENERGY CORPORATION
                           6100 North Western Avenue
                           Oklahoma City, Oklahoma 73118
                           Attention: M. Rowland
                           Fax No. (405) 879-9580


                  and shall be deemed to have been made or delivered when such communication or document has been dispatched and the appropriate answer back received (in the case of any communication made by telex) or sent by fax to the fax number of the party set out herein and when receipt is confirmed by facsimile or telephone (in the case of any communication by fax) or (in the case of any communication made by letter) when left at that address or, as the case may be, three days after being deposited in the post first class postage prepaid in an envelope addressed to it at that address; Provided that any communication or document to be made or delivered to the Mortgagee shall be effective only when received by the Mortgagee.

11.      COUNTERPARTS

This Deed of Mortgage may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Deed of Mortgage has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED by                       )
the duly authorised representative          )/s/ LARRY A. RAY
of SEVEN SEAS PETROLEUM INC.,               )
in the presence of:                         )

EXECUTED AS A DEED by                       )
the duly authorised representative          )
of CHESAPEAKE ENERGY CORPORATION            )/s/ TOM L. WARD
as Collateral Agent                         )
in the presence of:                         )

                                   SCHEDULE 1

                               ORIGINAL SECURITIES


Company: Petrolinson S.A., a company organized under the laws of Panama.




Amount or number of
Original Securities                 Description of Original Securities
-------------------                 ----------------------------------

5000                                Common Shares of 10 Balboas or Dollars
                                    par value